UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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MARKWEST HYDROCARBON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2006

Dear Stockholder:

We cordially invite you to our 2006 Annual Meeting of Stockholders.  The meeting will be held on June 15, 2006, at 10:00 a.m., Mountain Daylight Time, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000.

At this year’s meeting, you will be asked to vote on (i) the election of three directors, (ii) the approval of the 2006 Stock Incentive Plan to replace the 1996 Stock Incentive Plan, which by its terms expires in 2006, including the authorization of 1,000,000 shares available for granting Awards under the 2006 Plan, which includes the transfer of approximately 214,000 shares remaining under the 1996 Plan, and (iii) the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accountants for the year ending December 31, 2006.  You will also be asked to transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the directors, “FOR” the approval of the 2006 Stock Incentive Plan, and “FOR” the ratification of the appointment of Deloitte as our independent registered public accountants.

To be certain that your shares are voted at the annual meeting, whether or not you plan to attend in person, you should sign, date and return the enclosed proxy as soon as possible.  Your vote is important.  You may vote by telephone, Internet or mail.  To vote by telephone, use any touch-tone phone to transmit your voting instructions up until 11:59 p.m. (ET) the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.  To vote electronically, use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (ET) the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to MarkWest Hydrocarbon, Inc., c/o ADP 51 Mercedes Way, Edgewood, NY 11714.

At the annual meeting, our management team will review our performance during the past year and discuss our plans for the future.  An opportunity will be provided for questions by the stockholders.  We will also be serving light refreshments, at which time you will have an additional opportunity to meet with management.  I hope you will be able to join us.

Sincerely,

Frank M. Semple
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TO THE STOCKHOLDERS OF MARKWEST HYDROCARBON, INC.:

As a stockholder, you are invited to our 2006 Annual Meeting of Stockholders of MarkWest Hydrocarbon, Inc., which will be held at 10:00 a.m., Mountain Daylight Time, on June 15, 2006, at our headquarters located at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, for the following purposes:

To elect three Class I directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders occurring in 2009 or until the election and qualification of their respective successors.

To approve the 2006 Stock Incentive Plan to replace the 1996 Stock Incentive Plan, which by its terms expires in 2006, including the authorization of 1,000,000 shares available for granting Awards under the 2006 Plan, which includes the transfer of approximately 214,000 shares remaining under the prior 1996 Plan.

To ratify the selection of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending December 31, 2006.

To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on May 5, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record as of the close of business on such date are entitled to notice of, and to vote at, the meeting.   We anticipate mailing this proxy on or about May 10, 2006.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By Order of the Board of Directors,

C. Corwin Bromley
Secretary

Englewood, Colorado

May 1, 2006

STOCKHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO DATE AND SIGN THE

ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE or by following the instructions on your proxy card to vote using the Internet or the designated toll-free telephone number.

MARKWEST HYDROCARBON, INC.

155 Inverness Drive West, Suite 200

Englewood, CO  80112-5000

TABLE OF CONTENTS

ABOUT THE MEETING

PROPOSALS PRESENTED FOR STOCKHOLDER VOTE

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

AUDIT COMMITTEE REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EQUITY COMPENSATION PLAN INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PERFORMANCE GRAPH

PROPOSALS FOR THE NEXT ANNUAL MEETING

i

MARKWEST HYDROCARBON, INC.

155 Inverness Drive West, Suite 200

Englewood, CO  80112-5000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

In this report, unless the context requires otherwise, references to “we,” “us,” “our,” “MarkWest Hydrocarbon” or “the Company” are intended to mean MarkWest Hydrocarbon, Inc. and its consolidated subsidiaries; references to the “the Partnership” or “MarkWest Energy” mean MarkWest Energy Partners, L.P. and references to the “General Partner” mean MarkWest Energy GP, L.L.C., the general partner of the Partnership.

This proxy statement contains information related to the 2006 Annual Meeting of our Stockholders, to be held on June 15, 2006, beginning at 10:00 a.m., Mountain Daylight Time, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, and at any postponements or adjournments thereof. The mailing of this proxy is anticipated to be on or about May 10, 2006.

ABOUT THE MEETING

Who sent me this proxy statement?

Our Board of Directors sent you this proxy statement and proxy card.  We will pay for the solicitation of your proxy.  In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, facsimile, in person or otherwise.  These people will not receive any additional compensation for assisting in the solicitation.  We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares.  We will reimburse those people and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material.  We will pay approximately $1,500 to third parties for these services. We will also bear the entire cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders.

Why did I receive this proxy statement and proxy card?

You received this proxy statement and proxy card from us because you owned our common stock as of May 5, 2006.  We refer to this date as the record date.  This proxy statement contains important information for you to consider when deciding whether to vote for the election of directors and ratification of the selection of our independent registered public accountants.  Please read this proxy statement carefully.

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.  Andrew L. Schroeder and Nancy K. Masten, or either of them, each with power of substitution, have been appointed as proxies for our 2006 Annual Meeting of Stockholders.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all of your shares are voted.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors, the approval of the 2006 Stock Incentive Plan and the ratification of the selection of our independent registered public accountants.  In addition, our management will report on our performance during fiscal year 2005 and respond to questions from stockholders.

What is the difference between a stockholder of record and a stockholder who holds stock in “street name”?

Most of our stockholders hold their shares through a brokerage firm, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those held beneficially through a brokerage account, bank or other nominee.

If your shares are registered in your name with our transfer agent, Computershare Trust Company, you are a stockholder of record, and you are receiving these proxy materials directly from us.  As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

If your shares are held in a brokerage account, by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank, or other nominee as the stockholder of record.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and you are also invited to attend our annual meeting.  However, your broker does have the right to vote your shares of common stock on the matters to be acted upon if you do not provide instructions on how to vote.  You should instruct your broker how to vote your shares, following the directions your broker provides.

Who is entitled to vote at the annual meeting?

All stockholders who owned our common stock at the close of business on the record date of May 5, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. We estimate that, as of May 5, 2006, the record date, approximately 10,802,448 shares of our common stock will be outstanding.

What are the voting rights of stockholders?

Each outstanding share of our common stock will be entitled to one vote on all matters to be considered at the annual meeting.

Who can attend the annual meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Shares held directly in your name as the stockholder of record can be voted in person at the annual meeting.  Shares held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.  In addition, if you plan to vote in person at the meeting, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the annual meeting in person, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum.  The presence of a quorum will permit us to conduct the proposed business at the annual meeting.  We estimate that, as of May 5, 2006, the record date, approximately 10,802,448 shares of our common stock will be outstanding.

Your common stock will be counted as present at the meeting if you:

•      are present at the meeting; or

•      have properly submitted a proxy card.

Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct.  If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person [or vote by ballot using a form provided at the meeting].  Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.  Even if you plan to attend the annual meeting, your plans may change, thus we recommend you complete, sign and return your proxy card in advance of the meeting.

You may also vote by telephone, Internet or mail.  To vote by telephone, use any touch-tone phone to transmit your voting instructions up until 11:59 p.m. (ET) the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.  To vote electronically, use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (ET) the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to MarkWest Hydrocarbon, Inc., c/o ADP 51 Mercedes Way, Edgewood, NY 11714.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the recommendations of our Board of Directors?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  Our Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement.  In summary, our Board of Directors recommends a vote:

•      for the election of the three nominated directors.

•      for the approval of the 2006 Stock Incentive Plan.

•      for the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accountants for the year ending December 31, 2006.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

What vote is required to approve each item?

Election of Directors.  The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum.

Other Items.  For each other item, the affirmative vote (or a “FOR” vote) of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares present and entitled to vote at the meeting.  Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion with respect to the matters to be acted upon.  However, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who counts the votes?

ADP Investor Communication Services will tabulate the votes, and Valerie Lewis, Legal & Finance Executive Assistant, and Sean McKendry, Director of Financial Reporting, will act as the inspectors of election.

Where can I find results of the meeting?

The preliminary voting results will be announced at the meeting.  The final results will be published in our Quarterly Report on Form 10-Q for the period ended June 30, 2006.

Whom should I contact with questions?

If you have any questions about this proxy statement or the meeting, please contact C. Corwin Bromley, our Secretary, or Andrew L. Schroeder, our Treasurer, at (303) 290-8700.

Where may I obtain additional information about MarkWest Hydrocarbon, Inc.?

We refer you to our Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission (“SEC”), for additional information on the Company.  Our Annual Report on Form 10-K, including our financial statements for fiscal year 2005, is included with your proxy materials.  If you would like to receive any additional information, please contact our Investor Relations Department at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, or by telephone at (303) 290-8700.

PROPOSALS PRESENTED FOR STOCKHOLDER VOTE

PROPOSAL 1:            APPROVAL OF ELECTION OF THREE CLASS I DIRECTORS who will serve until our 2009 Annual Meeting

The Company recommends the approval of the re-election of the following Board members as Class I Directors to serve as members of the Board for a term of three years, until the Company’s annual meeting of the stockholders in 2009, or until their successors are duly elected and qualified.

The nominees for the Class I Directors are:

•      Donald C. Heppermann

•      Anne E. Mounsey

•      Karen L. Rogers

Detailed biographies for each of these nominees and our other members of the Board of Directors follow under the heading “Board of Directors and Executive Officers.”

Your Board unanimously recommends a vote FOR each of these Directors

PROPOSAL 2:    APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

Summary

There will be presented to the meeting a proposal to adopt the 2006 Stock Incentive Plan (the "2006 Plan").  The 2006 Plan will, effective July 1, 2006, replace the 1996 Stock Incentive Plan (the "1996 Plan") which, by its terms, expires in 2006.  The 2006 Plan also includes the authorization of reserving 1,000,000 shares to be available for granting Awards under the 2006 Plan.  Approximately 214,000 shares of our common stock remain authorized and available for awards under the 1996 Plan and these shares will no longer be available for granting new awards under the 1996 Plan after June 30, 2006, but will be transferred and available for granting under the 2006 Plan as described below.  The Board of Directors believes stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such individuals to have a greater financial investment in the Company (although the 2006 Plan does not necessarily require them to hold for investment the stock received under the 2006 Plan).  The Board of Directors has approved the 2006 Plan and directed that it be submitted to stockholders for approval.  A copy of the 2006 Plan is attached as Appendix “A” to this Proxy Statement

The following is a general description of material features of the 2006 Plan:

General Information

Plan Administration.  The 2006 Plan will administered by a Committee of the Board of Directors (the “Plan Committee”).  The Plan Committee will establish the terms and conditions of awards granted under the 2006 Plan, subject to certain limitations in the 2006 Plan.  The Plan Committee may delegate its authority under the 2006 Plan to officers of the Company, subject to guidelines prescribed by the Plan Committee, but only with respect to employees who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Eligible Individuals.  The Plan Committee may grant incentive stock options within the meaning of the Internal Revenue Code of 1986, nonqualified stock options, stock appreciation rights, and restricted stock grants to regular employees of the Company and its affiliates. The Plan Committee may grant nonqualified stock options, stock appreciation rights, and restricted stock grants to directors of the Company and its affiliates who are not employees.  No determination has been made as to which of those eligible individuals will receive grants (currently, approximately 75 or more may receive grants under the 2006 Plan, and, therefore, the benefits to be allocated to any individual or to any group of individuals are not presently determinable).

Shares Reserved for Awards.  The number of shares of our common stock reserved and available for awards under the 2006 Plan will be 1,000,000 shares representing approximately 9% of the shares of our common stock outstanding as of May 5, 2006, with newly authorized shares representing approximately 7% of the outstanding shares.  This number includes the transfer of shares authorized and remaining available under the 1996 Plan, which may not be granted under the 1996 Plan after June 30, 2006. To the extent any award under the 2006 Plan is exercised or cashed out or terminates or expires or is forfeited without payment being made in the form of our common stock, the shares subject to such award that were not so paid will again be available for distribution under the 2006 Plan, as will shares that are used by a grantee to pay withholding taxes or as payment for the exercise price of an award.  If a stock appreciation right award is exercised, only the number of shares of our common stock issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the 2006 Plan.  Unless otherwise determined by the Plan Committee, stock options may be exercised by payment in cash or tendering our common stock to the Company in full or partial payment of the exercise price, or any combination thereof.

The 2006 Plan places limits on the maximum amount of awards that may be granted to any individual in any plan year.  Under the 2006 Plan, no individual may receive awards that cover in the aggregate more than 75,000 shares in any fiscal year.

In the event of any transaction or event that affects our common stock, including but not limited to a merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off or issuance of rights or warrants, the Plan Committee is authorized to make adjustments or substitutions with respect to the 2006 Plan and awards granted there under.

The permitted adjustments and substitutions are only those the Plan Committee determines are appropriate to reflect the occurrence of such transaction or event, including but not limited to, adjustments to the number and kind of securities reserved for issuance under the 2006 Plan, the limits on awards described in the 2006 Plan and, if applicable, the grant or exercise price of outstanding awards.  In the event of any such transaction, the Plan Committee also will have the authority to make certain adjustments in connection with a spin-off or similar transaction, including substituting comparable stock options to purchase the stock of another entity or substitution of comparable stock appreciation rights, which may be settled in various forms, as determined by the Plan Committee, including cash, our common stock, stock of another entity or other securities or property.

Grants Under the 2006 Plan

Stock Options.  The Plan Committee may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986, and nonqualified stock options.  The term of an option shall be fixed by the Plan Committee, but shall not exceed ten years from the date of grant.  The option price shall not be less than the fair market value of our common stock on the date of grant.

Stock Appreciation Rights. The Plan Committee may grant stock appreciation rights (“SARs”) under the 2006 Plan.  The term of a SAR shall be fixed by the Plan Committee, but shall not exceed ten years from the date of grant.  SARs entitle the grantee to receive the same economic value that would have been derived from exercise of an option.  Payment may be made in cash, in shares of our common stock, in other property, or any combination of these at the discretion of the Plan Committee.

Restricted Stock.  The Plan Committee may grant shares of restricted stock.  The grant will set forth a restriction period during which the grantee must remain in the employ of the Company (or, in the case of a non-employee director, in the service as a director of the Company) in order to retain the shares under grant.  If the grantee’s employment (or service) terminates during the period, the grant would terminate and the grantee would be required to return the shares to the Company.  However, the Plan Committee may provide complete or partial exceptions to this requirement, as it deems equitable.  The grantee could not dispose of the shares prior to the expiration of the restriction period.  To the extent permitted by the award as determined by the Plan Committee, the grantee would be entitled to vote the shares and, at the discretion of the Plan Committee, receive dividends.  Each certificate would bear a legend giving notice of the restrictions in the grant.

Dividend Equivalents.  The Plan Committee may grant dividend equivalent rights.  A dividend equivalent right entitles the grantee with the right to receive payment (in cash, shares of our common stock, or other securities or property, determined by the Plan Committee) in an amount equal to the cash dividends paid by the Company on one share of our common stock for each share represented by the dividend equivalent right.  Dividend equivalent rights may be granted on options, SARs or restricted stock that are granted as described above, and will be subject to the terms imposed by the Plan Committee.

U.S. Federal Income Tax Consequences

Following is an explanation of the U.S. federal income tax consequences for grantees who are subject to tax in the United States.

Nonqualified Stock Options.  Nonqualified stock options granted under the 2006 Plan will not be taxable to the grantee at grant but generally will result in taxation at exercise, at which time the grantee will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the shares on the exercise date.  The Company will be entitled to deduct a corresponding amount as a business expense in the year the grantee recognizes this income.

Incentive Stock Options.  A grantee generally will not recognize ordinary income on receipt or exercise of an incentive stock option so long as he or she has been an employee of the Company or its subsidiaries from the date the incentive stock option was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the grantee’s alternative minimum tax in the year of exercise.  If the grantee holds the shares of our common stock received on exercise of the incentive stock option for one year after the date of exercise (and for two years from the date of grant of the incentive stock option), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the grantee.  If the grantee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.

If a grantee exercises an incentive stock option but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the grantee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable).  If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price.  In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the grantee in the year of the disqualifying disposition.

Stock Appreciation Rights.  To the extent that the requirements of the Internal Revenue Code are met, there are no immediate tax consequences to a grantee when a SAR is granted.  When a grantee exercises the SAR, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares of our common stock plus any cash received.

Restricted Stock.  The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares.  Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture.  At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the stock.  The grantee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions.  Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the grantee as a business expense in the year the grantee includes the compensation in income.

Dividend Equivalent Rights.  A dividend equivalent right will result in ordinary income for federal income tax purposes at the time payment is made to the grantee.

Deductibility of Awards.  Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives.  The limit, however, does not apply to “qualified performance-based compensation.”  The Company believes that awards of stock options and SARs, and other “performance-based compensation” awards under the 2006 Plan, will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation.  Any awards granted under the 2006 Plan that are considered to be deferred compensation must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees and directors.  These requirements include limitations on election timing, acceleration of payments, and distributions.  The Company intends to structure any awards under the 2006 Plan to meet the applicable requirements of Section 409A.

Other Tax Consequences.  State tax consequences may in some cases differ from those described above.  Awards under the 2006 Plan will in some instances be made to employees or directors who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

If approved by Company stockholders, the 2006 Plan will be effective July 1, 2006, and will terminate on June 30, 2016, unless terminated earlier by the Board of Directors.  The Board may amend the 2006 Plan as it deems advisable but, if the Securities Exchange Act of 1934 or any other applicable law requires the Company to obtain stockholder approval of any amendment, then such approval will be sought.  Unless approved by stockholders or as specifically otherwise required by the 2006 Plan (for example, in the case of a stock split), no amendment may (a) increase the number of shares of our common stock that may be distributed under the 2006 Plan or (b) reduce the exercise price of any outstanding stock option or SAR.  Awards are not assignable or transferable except for limited circumstances upon a grantee's death.  Employees and directors who will participate in the 2006 Plan in the future and the amounts of their awards are to be determined by the Plan Committee subject to any restrictions outlined above.  Since no such determinations have yet been made, it is not possible to state the terms of any individual awards, which may be issued under the 2006 Plan or the names or positions of, or respective amounts of the awards to, any individuals who may participate.

A copy of the 2006 Plan is attached as Appendix “A” to this Proxy Statement.

Your Board unanimously recommends a vote FOR the approval of the 2006 Plan

PROPOSAL 3:    RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has recommended, and the Board has approved, the appointment of Deloitte & Touche, LLP (“Deloitte”) as our independent registered public accountants for the 2006 fiscal year.  Although not required to do so, the Board of Directors seeks your ratification of the Audit Committee’s appointment of Deloitte for the 2006 fiscal year.  If the appointment is not ratified, the Audit Committee will review its appointment of Deloitte.  As our independent registered public accountants, Deloitte will audit our consolidated financial statements and our internal controls over financial reporting for fiscal year 2006 and may perform certain audit-related services and consultation in connection with various accounting and financial reporting matters.  Deloitte may also perform certain non-audit services set forth in the Sarbanes-Oxley Act and relevant Securities & Exchange Commission rules.  Deloitte has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.  Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Principal Accountant Fees and Services

Deloitte served as our principal independent registered public accountants from October 24, 2005 to December 31, 2005.  KPMG LLP (“KPMG”) served as our principal independent registered public accountants from January 1, 2005 to October 21, 2005 and for the year ended December 31, 2004.  Fees and expenses to our principal independent registered public accountants for the year ended December 31, 2005 and 2004, Deloitte and KPMG’s accounting fees and services (in thousands) were as follows:

	2005	2004
Audit fees	$3,282	$2,945
Audit-related fees(1)	125	110
Tax fees(2)	—	—
All other fees(3)	5	—

Total accounting fees and services	$3,412	$3,055

(1)      Audit related fees include fees for reviews of registration statements and issuances of consents, reviews of private placement offering documents, benefit plan audits, issuance of letter to underwriters, due diligence pertaining to potential business acquisitions and a review of risk management policies and procedures.

(2)      Tax fees include fees for tax return preparation and technical tax advice.

(3)      All other fees consist of a subscription to an online accounting research tool.

The Audit Committee considered whether the provision of non-audit services by the independent registered public accountants is compatible with maintaining the accountants’ independence.

The Audit Committee pre-approved the performance of the services described above.  See also, Audit Committee Pre-Approval Policy.

Previous Independent Registered Public Accountants

(i)            On September 20, 2005, the Company dismissed KPMG as its registered independent accounting firm effective upon the completion of their audit of the Company’s consolidated financial statements for the year ended December 31, 2004, the audit of which was completed on October 21, 2005.  The Registrant’s Audit Committee made the decision to change independent registered public accountants and that decision was approved, ratified and adopted by the Company’s Board of Directors.

(ii)           The report of Deloitte on the consolidated financial statements as of and for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.  The audit report of Deloitte on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2005 because of the effect of material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that the following material weaknesses have been identified and included in management’s assessment:

•      Ineffective Control Environment

•      Risk Management and Accounting for Derivative Financial Instruments.

(iii)          In connection with its audit for the year ended December 31, 2005, and during the subsequent interim period through October 21, 2005, there have been no disagreements with Deloitte or KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte or KPMG would be expected to cause them to make reference thereto in their reports on financial statements for such year.

(iv)          Through the year ended December 31, 2005, and the subsequent interim period through October 21, 2005, except as noted in this paragraph, there have been no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)).  In conjunction with Deloitte and KPMG’s audit of the consolidated financial statements for the year ended December 31, 2005, Deloitte and KPMG communicated to the Company’s Audit Committee the existence of material weaknesses related to (i) ineffective control environment, (ii) insufficient accounting expertise, inadequate policies and procedures related to accounting matters, and inadequate management review in the financial reporting process, (iii) inadequate personnel, processes and controls at our Southwest Business Unit, and (iv) inadequately designed controls and procedures over property, plant and equipment.  Information regarding these deficiencies is incorporated herein by reference to Item 9A (Controls and Procedures) of the Registrant’s Form 10-K filed with the Securities and Exchange Commission on October 21, 2005. [The Company has authorized its former independent registered public accountants to respond fully to the inquiries of successor independent registered public accountants concerning the subject matter of such reportable events.]

New Independent Registered Public Accountants

On October 24, 2005, the Company appointed Deloitte as the Registrant’s independent registered public accountants for the year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2005.  The Audit Committee made the decision to engage Deloitte and that decision was then approved, adopted and ratified by the Company’s Board of Directors.  The Company has not consulted with Deloitte during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Your Board unanimously recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accountants for 2006.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position	Director Since

John M. Fox	66	Chairman of the Board of Directors	1988
Michael L. Beatty	59	Director	2005
Donald C. Heppermann*	63	Director	2002
William A. Kellstrom	64	Director	2000
Anne E. Mounsey*	39	Director	2004
Karen L. Rogers*	50	Director	2000
William F. Wallace	66	Director	2004
Donald D. Wolf	62	Director	1999
Frank M. Semple	55	President, Chief Executive Officer and Director	2003
C. Corwin Bromley	48	Vice President, General Counsel and Secretary	NA
James G. Ivey	54	Senior Vice President and Chief Financial Officer	NA
Nancy K. Masten	36	Senior Vice President and Chief Accounting Officer	NA
John C. Mollenkopf	44	Senior Vice President, Southwest Business Unit	NA
Randy S. Nickerson	44	Senior Vice President, Corporate Development	NA
Richard A. Ostberg	40	Vice President, Risk and Compliance	NA
Andrew L. Schroeder	47	Vice President, Finance and Treasurer	NA
David L. Young	46	Senior Vice President, Northeast Business Unit	NA

*Standing for re-election to the Board of Directors of MarkWest Hydrocarbon, Inc.

Nominees for the Board of Directors

Class I Directors—Current term ending at the annual meeting to be held in 2006.  Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, the proxy holders will vote for the election of another person or persons as they, in their discretion, may choose.  The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Donald C. Heppermann served as Executive Vice President, Chief Financial Officer and Secretary of MarkWest Hydrocarbon, Inc. and the general partner of MarkWest Energy since October 2003 until his retirement in March 2004. Mr. Heppermann joined MarkWest Hydrocarbon and the general partner of the Partnership in November 2002 as Senior Vice President and Chief Financial Officer, and served as Senior Executive Vice President beginning in January 2003. Mr. Heppermann has served as a member of the Company’s Board of Directors since November 2002 and the general partner of the Partnership’s board of directors since its inception in May 2002 and serves as Board’s Finance Liaison and serves on the Pricing Committees. Prior to joining MarkWest Hydrocarbon and the general partner of MarkWest Energy, Mr. Heppermann was a private investor and a career executive in the energy industry with responsibilities in operations, finance, business development and strategic planning. From 1990 to 1997, Mr. Heppermann served as President and Chief Operating Officer for InterCoast Energy Company, an unregulated subsidiary of Mid American Energy Company. From 1987 to 1990, Mr. Heppermann was employed by Pinnacle West Capital Corporation, the holding company for Arizona Public Service Company, where he was Vice President of Finance. From 1965 to 1987, Enron Corporation and its predecessors employed Mr. Heppermann in a variety of positions, including Executive Vice President, Gas Pipeline Group.

Anne E. Mounsey has served as a member of the Company’s Board of Directors since October 2004. Ms. Mounsey serves on the Board’s Compensation Committee.  From 1991 to 2003, Ms. Mounsey held various positions with the Company, her most recent as Manager of Marketing and Business Development. Ms. Mounsey is the daughter of John M. Fox, the Company’s Chairman of the Board of Directors.

Karen L. Rogers has served as a member of the Board of Directors of MarkWest Hydrocarbon since June 2000. Ms. Rogers serves on the Board’s Audit Committee. In June 2005, Ms. Rogers joined Blacksand Energy, Inc., a privately held oil and gas development and production company, as the chief financial officer. Prior to joining Blacksand Energy, Inc. Ms. Rogers was employed since 2000 as Vice President, Energy Group, for Wells

Fargo Bank N.A. Prior to 1997, Ms. Rogers was Senior Vice President and Manager of NationsBank Energy Group Denver, Inc. She has more than 25 years of experience in energy finance and corporate banking.

Continuing Members of the Board of Directors

Class II Directors—Term ending at the annual meeting to be held in 2007.

Michael L. Beatty has served as a member of the Board of Directors of MarkWest Hydrocarbon, Inc. since June 2005, and Mr. Beatty serves on the Board’s Audit Committee.  Mr. Beatty is currently Chairman and CEO of the law firm of Beatty & Wozniak, P.C. located in Denver, Colorado, with a practice focused on energy, oil and gas, business and commercial litigation. A Harvard Law School graduate, Mr. Beatty began his career in the energy industry as in-house counsel for Colorado Interstate Gas Company, and ultimately became Executive Vice President, General Counsel and a Director of The Coastal Corporation. Mr. Beatty also served as Chief of Staff to Colorado Governor Roy Romer from 1993 to 1995. Mr. Beatty has handled numerous energy related cases in his career, including successfully arguing a case before the U. S. Supreme Court. Prior to his work as an energy litigator, Mr. Beatty was a tenured law professor at the University of Idaho, and visiting law professor at the University of Wyoming. Mr. Beatty graduated from the University of California, Berkeley with a Bachelor of Arts degree, and received his juris doctorate from Harvard Law School. Mr. Beatty has also been active in a number of civic organizations, including as a member of the board of directors of the Colorado Leadership Alliance and of the Bighorn Action Committee, and served as coach with several championship teams in the Colorado State High School Mock Trial competitions.

William A. Kellstrom has served as a member of the Board of Directors of MarkWest Hydrocarbon since May 2000 and the general partner of MarkWest Energy since its inception in May 2002. Mr. Kellstrom serves as the chairman of the Board’s Audit Committee and also serves on the Board’s Compensation Committee.  Mr. Kellstrom has held a variety of managerial positions in the natural gas industry since 1968. They include distribution, pipelines and marketing. He held various management and executive positions with Enron Corporation, including Executive Vice President, Pipeline Marketing and Senior Vice President, Interstate Pipelines. In 1989, he created and was President of Tenaska Marketing Ventures, a gas marketing company for the Tenaska Power Group. From 1992 until 1997 he was with NorAm Energy Corporation (since merged with Reliant Energy, Incorporated) where he was President of the Energy Marketing Company and Senior Vice President, Corporate Development. Mr. Kellstrom retired in 1997 and is periodically engaged as a consultant to energy companies.

William F. Wallace has served as a member of the Board of Directors of MarkWest Hydrocarbon since June 2004. Mr. Wallace serves on both the Board’s Audit Committee and the Board’s Compensation Committee.  Prior to his retirement in 2001, Mr. Wallace was Vice Chairman of the board of directors of Barrett Resources Corp. since 1996, after being named to that position in 1995 following the merger of Barrett Resources and Plains Petroleum Co., both oil and gas exploration companies. From 1994 to 1995, Mr. Wallace was President, Chief Operating Officer and a Director of Plains Petroleum Co. Prior to joining Plains Petroleum; Mr. Wallace spent 23 years with Texaco Inc., an integrated oil and gas company, including six years as Vice President of Exploration for Texaco USA and as Regional Vice President of Texaco’s Eastern Region. Mr. Wallace has served on the Kerr McKee Corporation board of directors since 2004. Previously, he served as a director of Westport Resources Corporation from 1997 until Westport’s merger with Kerr McKee Corporation in 2004.

Class III Directors—Term ending at the annual meeting to be held in 2008.

John M. Fox has served as MarkWest Hydrocarbon’s Chairman of the Board of Directors since its inception in April 1988, and in the same capacity for the general partner of MarkWest Energy since May 2002. Mr. Fox serves on the Board’s Compensation Committee.  Mr. Fox also served as President and Chief Executive Officer of MarkWest Hydrocarbon and the general partner of MarkWest Energy from April 1988 until his retirement as President on November 1, 2003 and his resignation as Chief Executive Officer effective December 31, 2003. Mr. Fox was a founder of Western Gas Resources, Inc. and was its Executive Vice President and Chief Operating Officer from 1972 to 1986. Mr. Fox is the father of Anne E. Mounsey, a member of the Board of Directors.

Frank M. Semple was appointed as President of both MarkWest Hydrocarbon and the general partner of

MarkWest Energy on November 1, 2003. Mr. Semple also became Chief Executive Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy on January 1, 2004. Prior to his appointment, Mr. Semple served in various capacities, most recently as Chief Operating Officer of WilTel Communications, formerly Williams Communications Group, Inc. (“WCG”) from 1997 to 2003. Prior to his tenure at WilTel Communications, he was the Senior Vice President/General Manager of Williams Natural Gas from 1995 to 1997, Vice President of Marketing and Vice President of Operations and Engineering for Northwest Pipeline, and Director of Product Movements and Division Manager for Williams Pipeline during his 22-year career with The Williams Companies. During his tenure at Williams Communications, he also served on the board of directors for PowerTel Communications and the Competitive Telecommunications Association (Comptel). On April 22, 2002, WCG and one of its subsidiaries (“Debtors”) filed a petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. On September 30, 2002, the Bankruptcy Court entered an order confirming the Debtors’ plan of reorganization that became effective October 15, 2002. Mr. Semple holds a Mechanical Engineering degree from the United States Naval Academy and is a professional engineer registered in the state of Kansas.

Donald D. Wolf has served as a member of the Company’s Board of Directors since June 1999. Mr. Wolf serves as the chairman of the Board’s Compensation Committee and also serves on the Board’s Audit Committee.  In September 2004, Mr. Wolf joined Aspect Energy as President and Chief Executive Officer. Mr. Wolf served as Chairman, Chief Executive Officer and Director of Westport Resources Corporation from July 1996 until Westport’s merger with Kerr McKee Corporation in 2004.   Mr. Wolf has a diversified 40-year career in the oil and natural gas industry.

Other Executive Officers who hold office at the discretion of the Board

C. Corwin Bromley serves as Senior Vice President, General Counsel and Secretary of both MarkWest Hydrocarbon and the general partner of MarkWest Energy and their affiliates, having joined MarkWest in September 2004. Prior to that, Mr. Bromley served as Assistant General Counsel at RAG American Coal Holding, Inc. from 1999 through 2004, and as General-Managing Attorney at Cyprus Amax Minerals Company from 1989 to 1999 in the copper, molybdenum, specialty metals and industrial minerals divisions, and as environmental counsel for both domestic and international operations.  Prior to that, Mr. Bromley spent four years in private practice with the law firm Popham, Haik, Schnobrich & Kaufman. Preceding his legal career, Mr. Bromley was employed by CBI, Inc. as a structural/design engineer involved in several LNG and energy projects. Mr. Bromley received his J.D. from the University of Denver and his bachelor’s degree in civil engineering from the University of Wyoming.

James G. Ivey has served as Chief Financial Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy since June 2004. Prior to joining the Company, Mr. Ivey served as Treasurer of The Williams Companies from 1999 to April 30, 2004, and as acting Chief Financial Officer from mid 2002 to mid 2003. Prior to joining Williams, Mr. Ivey held similar positions with Tenneco Gas and NORAM Energy. Prior to that, he held various engineering positions with Conoco and Fluor Corporation. He currently serves on the boards of directors for MACH Gen LLC, National Energy & Gas Transmission, Inc. and the Tulsa Boys Home. Mr. Ivey retired in early 2004 from the Army Reserve with the rank of colonel. Mr. Ivey is a graduate of Texas A&M University and has an MBA from the University of Houston. He is also a graduate of the Army Command and General Staff College.

Nancy K. Masten was appointed Senior Vice President and Chief Accounting Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy in November 2005. Previous to her appointment, Ms. Masten was the Chief Financial Officer for Experimental and Applied Sciences ("EAS") in Golden, Colorado. EAS is a wholly owned subsidiary of the Ross Product Division of Abbott Laboratories. Prior to her employment at EAS, Ms. Masten was a Vice President with TransMontaigne Inc. in Denver, Colorado. Preceding this appointment, Ms. Masten was a Partner with Ernst & Young LLP, having spent time in the firm's Denver, London, New York and Washington, D.C. offices.

John C. Mollenkopf was appointed Senior Vice President, Southwest Business Unit, of MarkWest Hydrocarbon and the general partner of MarkWest Energy in January 2004. Previously he served as Vice President,

Business Development of the Company since January 2003. Prior to that, he served as Vice President, Michigan Business Unit, of MarkWest Energy’s general partner since its inception in May 2002 and in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Mollenkopf was General Manager of the Michigan Business Unit of MarkWest Hydrocarbon since 1997. He joined MarkWest Hydrocarbon in 1996 as Manager, New Projects. From 1983 to 1996, Mr. Mollenkopf worked for ARCO Oil and Gas Company, holding various positions in process and project engineering, as well as operations supervision.

Randy S. Nickerson has served as Senior Vice President, Corporate Development of MarkWest Hydrocarbon and MarkWest Energy’s general partner since October 2003. Prior to that, Mr. Nickerson served as Executive Vice President, Corporate Development of the Partnership’s general partner since January 2003 and as Senior Vice President of the Partnership’s general partner since its inception in May 2002 and has served in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Nickerson served as MarkWest Hydrocarbon’s Vice President and the General Manager of the Appalachia Business Unit since June 1997. Mr. Nickerson joined MarkWest Hydrocarbon in July 1995 as Manager, New Projects and served as General Manager of the Michigan Business Unit from June 1996 until June 1997. From 1990 to 1995, Mr. Nickerson was a Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc. From 1984 to 1990, Mr. Nickerson worked for Chevron USA and Meridian Oil Inc. in various process and project engineering positions.

Richard A. Ostberg was appointed the Vice President of Risk and Compliance of MarkWest Hydrocarbon and the general partner of MarkWest Energy in July 2005. Prior to that, Mr. Ostberg served as Vice President and Controller of Black Hills Energy. Prior to Black Hills, Mr. Ostberg spent four years with Pacific Minerals, Inc, the operator of the Bridger Coal mine and spent eight years with Deloitte & Touche in their audit practice, including two years consulting from his national office assignment in Washington, D.C.

Andrew L. Schroeder has served as Vice President and Treasurer of MarkWest Hydrocarbon and the Partnership’s general partner since February 2003. Prior to his appointment, he was Director of Finance/Business Development at Crestone Energy Ventures from 2001 through 2002. Prior to that, Mr. Schroeder worked at Xcel Energy for two years as Director of Corporate Financial Analysis. Prior to that, he spent seven years working with various energy companies. He began his career with Touche, Ross & Co. and spent eight years in public accounting. He is a Certified Public Accountant licensed in the state of Colorado.

David L. Young was appointed Senior Vice President, Northeast Business Unit of MarkWest Hydrocarbon and the Partnership’s general partner effective February 1, 2004. Prior to joining MarkWest, Mr. Young spent eighteen years at The Williams Companies, Inc. in Tulsa, Oklahoma, having served most recently as Vice President and General Manager of the video services business for WilTel Communications, formerly WCG, from 1997 to 2003. Prior to that, Mr. Young’s management positions at The Williams Companies included serving as Senior Vice President and General Manager for Texas Gas Pipeline and Williams Central Pipeline Company. On April 22, 2002, the Debtors filed a petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. On September 30, 2002, the Bankruptcy Court entered an order confirming the Debtors’ plan of reorganization that became effective October 15, 2002.

Board Independence

The American Stock Exchange (“AMEX” or the “Exchange”) rules, subject to certain exceptions, require that a majority of the Board of Director of a listed company be considered independent pursuant to independence standards established by the Exchange.  Independent members of the Board of Directors include Mr. Beatty, Mr. Kellstrom, Ms. Rogers, Mr. Wolf and Mr. Wallace.  We currently have a majority of independent members on our Board of Directors, and are in compliance with the AMEX independence requirements.

Audit Committee Financial Expert

Our Board of Directors has a standing Audit Committee. Each of the individuals serving on our Audit Committee, including Mr. Kellstrom as Chairman, Mr. Beatty, Ms. Rogers, Mr. Wallace and Mr. Wolf, satisfies the standards for independence of the AMEX and the SEC as they relate to audit committee members.  Our Board of Directors has also determined that each of the members of the Audit Committee is financially literate.  In addition, our Board of Directors has determined that Mr. Kellstrom,

Mr. Wolf and Ms. Rogers are financially sophisticated and both qualify as an "audit committee financial expert" within the meaning of the rules of AMEX and the regulations of the SEC.

Audit Committee Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accountants on a case-by-case basis.  These services may include audit services, audit-related services, tax services and other services.  Our Chief Accounting Officer is responsible for presenting the Audit Committee with an overview of all proposed audit, audit-related, tax or other non-audit services to be performed by the independent registered public accountants. The presentation must be in sufficient detail to define clearly the services to be performed.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accountant to management or to an individual member of the Audit Committee.  The Audit Committee may, however, from time to time, delegate its authority to the Audit Committee Chairman, Mr. Kellstrom, who reports on the independent registered public accountant services approved by the Chairman at the next Audit Committee meeting.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our Internet website at www.markwest.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to the persons serving as our directors, officers and employees that includes the prompt disclosure to the SEC on a Current Report on Form 8-K of any waiver of the code for executive officers or directors approved by the Board of Directors. A copy of our Code of Business Conduct and Ethics is available on our Internet website at www.markwest.com.

Meetings of the Board of Directors and Committees

During the year ended December 31, 2005, the Board of Directors met eight times.  All board members attended 100% of the meetings during the period they were directors, with the exception of Mr. Heppermann, Mr. Wallace and Mr. Wolf, each of whom attended seven of the eight meetings, and Mr. Kellstrom, who attended six of the eight meetings, and Mr. Beatty, who was elected to the Board of Directors effective June 1, 2005, after which six meetings of the Board were held, all of which he attended.  The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

Our Board of Directors has a standing Audit Committee and Compensation Committee.  We have no standing Nominating Committee, Finance Committee or committee performing a similar function. The Company believes it is more efficient and appropriate to have our independent directors, as described below, consider nominations for our Board of Directors, in lieu of a standing Nominating Committee.

Compensation Committee.  The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees, and administers our Stock Incentive Plan and our Incentive Compensation Plan.  The current members of the Compensation Committee are Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Ms. Mounsey and Mr. Wallace.  Ms. Mounsey was appointed as a member of the Compensation Committee in January 2005.  During fiscal year 2005, the Compensation Committee held six meetings and also took action by unanimous written consent.  All Compensation Committee members attended 100% of the meetings during the period they were Committee members, with the exception of Mr. Fox, who attended four of the six meetings, and Ms. Mounsey and Mr. Wallace, each of whom attended five of the six meetings.

Audit Committee.  The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the services provided by our independent registered public accountants, aids management in the establishment and supervision of our financial controls, pre-approves all audit and permitted non-audit services provided by our independent registered public accountants, assists in Board oversight of the integrity of the Company’s financial statements and the independent registered public accountant’s qualifications and expertise, evaluates the scope of the annual audit, reviews audit results, consults with management and our independent registered public accountants prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on our Internet site at www.markwest.com.  All of the members of the Audit Committee are independent, as such term is defined in Section 121(A) of the American Stock Exchange Company Guide, as well as the independence requirements of Rule 10A-3 of the Exchange Act.  The current members of the Audit Committee are Mr. Kellstrom (chairman), Mr. Beatty, Ms. Rogers, Mr. Wallace and Mr. Wolf.  During fiscal year 2005, the Audit Committee held 22 meetings, both in person and via teleconference, and Ms. Rogers attended all of the meetings of the Audit Committee in 2005.  Mr. Kellstrom and Mr. Wallace each attended 20 of the 22 meetings and Mr. Wolf attended 14 of the 22 meetings.  Mr. Beatty was appointed as a member of the Audit Committee in June 2005, and he attended 11 of the 17 meetings of the Audit Committee held after his appointment.

Directors are invited to attend our Annual Meeting of Stockholders.  Our last annual meeting was held on December 28, 2005, which one of our directors attended.

Consideration of Director Candidates

The independent directors of the Board, as independence is defined by the rules of the AMEX, consider candidates for Board membership.  The independent directors select nominees to become Directors based on an assessment of the fulfillment of necessary independence requirements for the composition of the Board; the highest ethical standards and integrity; a willingness to act on and be accountable for Board decisions; an ability to provide wise, informed and thoughtful counsel to top management on a range of issues; and individual backgrounds that provide a diverse portfolio of experience and knowledge, including related energy industry or other relevant experience, specialized training or education, commensurate with the Company’s needs.  The independent directors consider all of these qualities when selecting candidates for director.  There are no differences in the manner in which the independent directors evaluate nominees for director based on whether the nominee is recommended by a stockholder.

Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary, MarkWest Hydrocarbon, Inc., 155 Inverness Drive West, Suite 200, Englewood, CO 80112.  Stockholder submissions should include the name and qualifications of the candidate, and any supporting material the stockholder feels is appropriate.  In order to enable consideration of the candidate in connection with our 2007 Annual Meeting of Stockholders, a stockholder must submit materials relating to a suggested candidate no later than February 23, 2007.  In considering any candidate proposed by a stockholder, the independent directors will reach a conclusion based on the criteria described above.  The independent directors may seek additional information regarding the candidate.  After full consideration, the stockholder proponent will be notified of the decision of the independent directors.

Communication with Directors and Management

Shareholders are invited to contact any or all of the Company’s outside directors by mailing a letter to one or all of them in care of the Company’s headquarters.  Any such correspondence received will be delivered unopened to the relevant party or parties.

Finally, management welcomes, at any time, comments, questions or suggestions from any stockholder.  The Company remains dedicated to ensuring complete, accurate and prompt disclosure of all material information about the Company and its business and to continuing to serve the best interest of its stockholders.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is composed of five non-employee directors, including Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Ms. Mounsey and Mr. Wallace.  The Committee is responsible for developing and approving our executive compensation policies.  In addition, the Compensation Committee determines, on an annual basis, the compensation to be paid to the Chief Executive Officer and to each of the other executive officers.  The overall objectives of our executive compensation program are to provide compensation that will attract and retain superior talent and reward performance.

Compensation Philosophy

The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment.  We apply a consistent philosophy to compensation for all employees, including senior management.  This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives.  We strive to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

Executive officers are awarded based upon corporate performance and individual performance.  Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and consummation of strategic projects or acquisitions.  Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and our Company values are fostered. The components of our compensation program for our executive officers include base salary, performance based cash bonuses, and long-term equity based incentive compensation, including stock options, restricted stock awards, stock appreciation rights and restricted unit grants of MarkWest Energy Partners, L.P.

Compensation Vehicles

The components of our compensation program for our executive officers include base salary, performance-based cash bonuses, and long-term incentive compensation in the form of stock options, restricted stock awards, stock appreciation rights and restricted unit grants of MarkWest Energy Partners, L.P.

Base Salary

The Compensation Committee annually reviews base salaries of executive officers, including the Named Executive Officers listed in the Summary Compensation Table. Industry compensation surveys are used to establish base salaries that are within the range of those persons holding comparably responsible positions at other similar-sized energy companies/partnerships, both regionally and nationally. The Compensation Committee considers the Chief Executive Officer’s recommendations with respect to base salaries for other executive officers. The current compensation structure falls generally within the midpoint salary range of compensation structures adopted by the other companies in the salary surveys reviewed. Executive’s salary may be increased based on (i) the individual’s increased contribution over the preceding year; (ii) the individual’s increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

Annual Cash Bonuses

Under our incentive compensation program, bonuses are awarded only if the company achieves or exceeds certain corporate performance objectives.  The incentive awards for each officer and executive for the 2005 performance year was derived from three measurement criteria: 1) MarkWest Hydrocarbon operating cash flow (weighted 40% of the total bonus award); 2) MarkWest Energy distributable cash flow (weighted 40% of the total bonus award); and 3) department/individual goals and performance (weighted 20% of the total bonus award), all subject to Committee adjustment to address specific issues. The targets are determined by the Board of Directors early in the year or during the last quarter of the prior year.  The size of the fund available for such bonuses increases in relation to the extent to which such objectives are exceeded.  The Committee allocates the fund among the executive officers based upon a percentage of the executive’s salary ranging from approximately 15% to 100%, and among all other non-union employees, depending on targets established at the beginning of the year.  If the base performance criteria are met, each executive officer is entitled to a base bonus amount equal to that percentage of the executive officer’s base salary.  A similar approach is used for all other non-union personnel at differing percentage levels.

Long Term Equity-Based Incentives – MarkWest Hydrocarbon Equity Awards

MarkWest Hydrocarbon equity-based awards are granted to executive officers under the 1996 Plan which is expiring this year and, subject to stockholder approval, is being replaced by the 2006 Plan (the 1996 Plan together with the 2006 Plan, the “Stock Incentive Plans”).  The objectives of the Stock Incentive Plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and stockholder return, and to enable executives to develop and maintain a significant long-term ownership position in our common stock.

The Stock Incentive Plans authorize the Board of Directors or a committee of non-employee directors to grant stock options, restricted stock and other types of awards to executive officers.  To date, the only type of awards granted to executive officers under the 1996 Plan have been stock options and restricted stock.  All stock options currently outstanding were granted at an option price at least equal to the fair market value of our common stock on the date of grant, generally have ten-year terms and generally become exercisable in installments over a four-year period.  Grants of restricted stock entitle the grantee to receive shares of common stock, subject to vesting provisions, which generally lapse in equal annual installments over a three-year period.

Equity-based awards may be granted upon commencement of employment based on the recommendation of the Chief Executive Officer.  In determining whether to recommend additional grants to an executive officer, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.  The stock option and restricted share position of executive officers is reviewed on an annual basis.  The determination of whether or not additional awards will be granted is based on a number of factors, including our performance, individual performance and levels of equity-based awards granted at the competitive median for our peer group.

Long Term Incentives - MarkWest Energy Restricted Units

Restricted units in MarkWest Energy Partners, L.P. were granted to employees and directors of the general partner of MarkWest Energy Partners in 2005, amounting to 20,139 units.  A restricted unit in MarkWest Energy Partners, L.P., is referred to as a “phantom” unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit, or in the discretion of the Compensation Committee, cash equivalent to the value of a common unit.  These restricted units are entitled to receive distribution equivalents, which represent cash equal to the amount of cash distributions made on common units during the vesting period, from the date of grant.  The restricted units, unless certain targets are achieved, vest over a period of three years, starting with grants in September 2004, with 33% of the grant vesting at the end of each year.  Prior to September 2004, phantom units were granted with a vesting period of four years, with 25% of the grant vesting at the end of each of the second and third years and 50% vesting at the end of the fourth year.  For units issued prior to September 2004, if certain targets are achieved, the vesting of the phantom units accelerates and the units convert to common units.  The acceleration is based on increases in annual cash distribution of the units.  In the future, the Compensation Committee may determine to make additional grants under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan to employees and directors containing such terms as the Compensation Committee shall determine under this plan.  The Compensation Committee will determine the period over which restricted units granted to employees and directors will vest.  The Committee may base its determination upon the achievement of specified financial objectives.  In addition, the restricted units will vest upon a change in control of MarkWest Hydrocarbon, Inc., or MarkWest Energy Partners, L.P.

We intend the issuance of the common units upon vesting of the restricted units under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of the common units.  Therefore, plan participants will not pay any consideration for the common units they receive, and we will receive no remuneration for the units.

Savings Plan Benefits

We make a matching contribution under our 401(k) Savings and Profit Sharing Plan.  In addition, we provide medical and other miscellaneous benefits to executive officers that are generally available to all employees.

Chief Executive Officer Compensation

Base Salary.  The base salary of the Chief Executive Officer for 2005 was $290,000 and was established by the Compensation Committee.  Factors taken into consideration in the determination of the Chief Executive Officer’s base salary include the base salaries for chief executive officers of our peer group, historical compensation practices and the general experience of the Compensation Committee members in dealing with compensation matters at other energy companies.  In addition, in setting this amount, the Committee took into account the scope of Mr. Semple’s responsibility and the Board’s confidence in Mr. Semple’s skills and ability to implement the Company’s strategy and business model as evidenced by his performance during 2005.  The Compensation Committee increased Mr. Semple’s base salary to $350,000 for 2006. The specific basis for the Committee’s determination regarding Mr. Semple’s compensation in 2005 and increase for 2006 included his role in improving the Company’s financial results in the short and long-term, achieving several organizational and financial objectives, including strengthening the balance sheet, completing the Starfish and Javelina acquisitions for MarkWest Energy Partners, L.P., completing two private equity offerings, and completing numerous internal organic growth projects, including the Carthage Gas Processing Plant construction and significant expansions in the Southwest Business Unit’s gathering and processing operations, all of which are expected to increase long-term value.  His salary increase was also designed to bring his compensation closer to the median of the comparison group as well as to reflect the Company’s and his personal performance.

Bonuses and Stock Awards.  Mr. Semple received a bonus of $143,000 for 2005 under the Incentive Compensation Plan.  Such bonus was paid in February 2006, in accordance with the 1996 Plan provisions, but represented a significant decrease from his target bonus in recognition of the Company’s accounting and filing issues in 2005.  Mr. Semple received 3,034 shares of restricted stock under the 1996 Plan in January 2006.  The primary basis for the Committee’s restricted stock and stock option grants was to provide a significant incentive for Mr. Semple to enhance long-term shareholder value, and to recognize the Company’s and his personal performance.  Mr. Semple also received 1,544 phantom units in January 2006 under the MarkWest Energy Partners, L.P. Long Term Incentive Plan.

Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to the Company’s Chief Executive Officer and certain other highly compensated executive officers.  Qualifying “performance-based” compensation will not be subject to the deduction limit if certain requirements are met.  We anticipate that incentive-based compensation paid in excess of $1.0 million will be deductible under Section 162(m).  The Compensation Committee believes, however, that there may be circumstances in which our interests are best served by providing compensation that is not fully deductible under Section 162(m) and reserves the ability to exercise discretion to authorize such compensation.

Compensation Committee
Mr. Donald D. Wolf, Chairman
Mr. John M. Fox
Mr. William A. Kellstrom
Ms. Anne E. Mounsey
Mr. William F. Wallace

AUDIT COMMITTEE REPORT

This report of the Audit Committee describes the responsibilities and considerations of the Audit Committee with respect to the year ended December 31, 2005.  The Board of Directors has adopted a Charter of the Audit Committee, a copy of which is available on the Company’s website at www.markwest.com. The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall the information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we have specifically incorporated it by reference into such filing.

The current Audit Committee is comprised of William A. Kellstrom (chairman), Michael L. Beatty, Karen L. Rogers, William F. Wallace and Donald D. Wolf.  The role of the Audit Committee is to oversee MarkWest Hydrocarbon’s financial reporting process on behalf of the Board of Directors.  All of the members of the Audit Committee are independent, as such term is defined in Section 121(A) of the American Stock Exchange Company Guide, as well as the independence requirements of Rule 10A-3 of the Exchange Act. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls.  The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States.  The Audit Committee’s responsibility is to monitor and oversee these processes.  In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2005, with management and the independent registered public accountants.

Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.  The independent registered public accountants have discussed with the Audit Committee the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  In addition, our independent registered public accountants have provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the accountants their independence from MarkWest Hydrocarbon.  The Audit Committee has also considered whether the independent accountant’s provision of non-audit services is compatible with maintaining the independent registered public accountants’ independence and determined that it is.

Based on the reports, reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee

Mr. William A. Kellstrom, Chairman
Mr. Michael L. Beatty
Ms. Karen L. Rogers
Mr. William F. Wallace
Mr. Donald D. Wolf

COMPLIANCE WITH Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of our equity securities registered under Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company. SEC regulations also require directors, executive officers and greater than 10% stockholders to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, we believe our directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements during the year ended December 31, 2005, except for the following:

	No. of Late Reported Transactions	No. of Late Form 3 Filings	No. of Late Form 4 Filings
Mr. Fox	2	—	2
Mr. Beatty	2	1	1
Mr. Heppermann	2	—	2
Mr. Kellstrom	2	—	2
Ms. Mounsey	1	—	1
Ms. Rogers	2	—	2
Mr. Wallace	3	—	3
Mr. Wolf	2	—	2
Mr. Dickerson	1	1	—
Ms. Marle	1	1	—
Mr. Ostberg	1	1	—

We are not aware of any other failure to file a Section 16(a) form with the SEC, or any transaction that was required to be reported, but that was not reported on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment with Affiliate

Through our wholly owned subsidiary, MarkWest Resources, Inc. (“Resources”), we held varied undivided interests in several exploration and production assets in which MAK-J Energy Partners Ltd. (“MAK-J”) also owns or owned an undivided interest.  These interests were sold on October 7, 2005.  The general partner of MAK-J is a corporation owned and controlled by our former President and Chief Executive Officer and current Chairman of the Board of Directors.

We had receivables due from MAK-J, representing its share of operating and capital costs generated in the normal course of business, of less than $0.1 million as of December 31, 2004.   As of December 31, 2005 there were no outstanding related party receivables.  We also have payables to MAK-J, representing its share of revenues generated in the normal course of business, of less than $0.1 million as of December 31, 2005 and 2004.

Mr. Fox has agreed that as long as he is an officer or director of MarkWest Hydrocarbon and for two years thereafter, he will not, directly or indirectly, participate in any future oil and gas exploration or production activities with us except and to the extent that our independent and unaffiliated directors deem it advisable and in our best interest to include one or more additional participants, which participants may include entities controlled by Mr. Fox.

Relationship of Directors with MarkWest Hydrocarbon

Donald D. Wolf, a member of the Board of Directors, was the Chairman and Chief Executive Officer of Westport Resources Corporation, and William F. Wallace, also a member of the Board of Directors, was a director of Westport Resources Corporation until Westport’s merger with Kerr McKee Corporation in 2004.  Mr. Wallace is currently a director of the Kerr McKee Corporation.  Westport Resources Corporation was a party to certain 1997 contracts with subsidiaries of MarkWest Hydrocarbon for transportation, treating and processing services in Western Michigan.  No services were performed in the last year pursuant to these contracts.  The terms of these contracts were negotiated prior to Mr. Wolf’s 1999 election and Mr. Wallace’s 2004 election to the Board of Directors.

Related Transactions

In March 2004, MarkWest Hydrocarbon entered into a Consulting Agreement with Donald C. Heppermann to advise MarkWest Hydrocarbon’s Board of Directors, chief executive officer, treasurer and controller on matters relating to banking, financing, mergers and acquisitions and general corporate strategy.  Pursuant to the agreement, MarkWest Hydrocarbon agreed to pay Mr. Heppermann $9,000 a month for his consulting services for up to a period of two years (or $0.2 million), unless given notice by MarkWest Hydrocarbon.

In April 2004, the Company entered into an agreement with a third party to buy Mr. Semple’s house as a part of his relocation to Denver, Colorado.  Under the agreement, MarkWest Hydrocarbon agreed to pay the value of Mr. Semple’s equity in the house and associated operating costs of $0.3 million to the third party until the house was subsequently sold to a buyer.  Upon the sale, the third party agreed to refund the equity paid by MarkWest Hydrocarbon to the extent that the proceeds covered the established value minus certain costs incurred to sell the home.  In 2005, the house was sold and the Company paid total costs of approximately $0.1 million.

Participation Plan

MarkWest Hydrocarbon also has a Participation Plan for certain of its employees and directors.  Under the Participation Plan, MarkWest Hydrocarbon sells subordinated partnership units of the Partnership and interest in the Partnership’s general partner to certain employees and directors of MarkWest Hydrocarbon under a purchase-and-sale agreement.  The interest in the Partnership’s general partner is sold subject to certain put-and-call provisions that allow the individuals to require MarkWest Hydrocarbon to buy back, or require the individuals to sell back their interest in the general partner to MarkWest Hydrocarbon.  Specifically, the employees and directors can exercise their put if (1) MarkWest Hydrocarbon or the Partnership’s general partner undergoes a change of control; (2) additional membership interests are issued and if the issuance of additional membership interests, on a pro forma basis, decreases the distributions to all the then existing members; (3) any amendment, alteration or repeal of the provisions of the general partner agreement is undertaken which materially and adversely affects the then existing rights, duties, obligations or restrictions of the employees and directors; or (4) the employee or director (i) becomes totally disabled while a director, officer or employee of the general partner, of MarkWest Hydrocarbon or of any of their affiliates, or (ii) dies, or (iii) retires as a director, officer or employee of the general partner, of MarkWest Hydrocarbon or of any of their affiliates after reaching the age of 60 years.  The employee or his estate has 120 days after the put event to exercise the put under (4) and 30 days after notice to exercise under (1) through (3).   MarkWest Hydrocarbon can exercise its call option if (i) the employee or director ceases to be a director or employee of MarkWest Hydrocarbon or any of its affiliates, or (ii) if there is a change of control of MarkWest or of the Partnership’s general partner.  For the call option based upon a termination of the employment or directorship, MarkWest Hydrocarbon has 12 months following the termination date of the employee or director to exercise its call option.  MarkWest Hydrocarbon has agreed to exempt the general partner interests of three present or former directors from the option to call the interest based upon a termination of employment or directorship.  Additionally, pursuant to the terms of Mr. Semple’s employment agreement with MarkWest Hydrocarbon, 66% of his general partner interest has become exempt from the call option based upon a termination of employment or directorship for other than cause, and the remaining 34% will likewise become exempt after November 1, 2006.  For the call option based upon a change of control of MarkWest or of the Partnership’s general partner, MarkWest Hydrocarbon has 30 days following the change of control to exercise its call option.  As the formula used to determine the sale and buy-back price is not based on an independent third-party valuation, coupled with the attributes of the put-and-call provisions, these transactions are considered compensatory arrangements, similar to a stock appreciation right.

The subordinated partnership units of the Partnership are also sold to the employees and directors at a formula that is not based on fair value.  The subordinated units are sold without any restrictions on transfer.  The Partnership has established an implied repurchase obligation, however, through its pattern of buying back the subordinated units each time an employee or director has left MarkWest Hydrocarbon.   The subordinated units converted into common units on August 15, 2005.  Since the employees and directors are 100% vested on the date they purchase the subordinated units or general partner interests, compensation expense for the subordinated units is measured as the difference in the market value of the subordinated partnership units and the amount paid by those individuals.  Compensation expense related to the general partner interest is calculated as the difference in the formula value and the amount paid by those individuals.  The formula value is the amount MarkWest Hydrocarbon would have to pay the employees and directors to repurchase the general partner interests and is based on the current market value of the Partnership’s common units and the current quarterly distributions paid.  The increases or decreases in the market value of the subordinated units and the formula value of the general partner interests between the date they are acquired and the end of each reporting period result in a change in the measure of compensation, which is reflected currently in operations.  Total subordinated units sold to the employees and directors in 2005, 2004 and 2003 were 0, 1,500 and 12,500, respectively.  MarkWest Hydrocarbon reacquired 0, 2,867 and 867 subordinated units in 2005, 2004 and 2003, respectively.

Future Transactions

The terms of any future transactions between us and our directors, officers, principal stockholders or other affiliates, or the decision to participate or not participate in transactions offered by our directors, officers, principal stockholders or other affiliates will be approved by a majority of our independent and unaffiliated directors. Our Board of Directors will use such procedures in evaluating their terms as are appropriate considering the fiduciary duties of the Board of Directors under Delaware law. In any such review the Board may use outside experts or consultants including independent legal counsel, secure appraisals or other market comparisons, refer to generally available statistics or prices or take such other actions as are appropriate under the circumstances. Although such procedures are intended to ensure that transactions with affiliates will be at least as favorable to the Company as an arm’s length transaction with an unaffiliated third party, though no assurance can be given that such procedures will produce such result.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Officers or employees of MarkWest Hydrocarbon who also serve as directors do not receive additional compensation for serving on the Board. Each independent director receives compensation as follows for the years listed:

	2005	2006(1)
Annual retainer	$18,000	$20,000
Restricted Shares	1,000	1,000
Board meeting (in person or telephonically)	2,000	2,000
Committee meeting	1,000	1,000
Annual Audit Committee Chair Fee	4,000	4,000
Compensation Committee Chair Fee	2,000	2,000

(1)     On January 27, 2006, the Board of Directors of the Company approved director compensation for 2006.

Each director will continue to be reimbursed for out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director will also continue to be fully indemnified by us for actions associated with being a director to the extent permitted under Delaware law.

Under the approved 2005 Compensation plan, the annual grant to non-employee Directors was changed from 2,000 options to an annual grant of 1,000 restricted shares.  Directors who are MarkWest Hydrocarbon employees do not receive any stock incentive compensation for serving on the Board of Directors

Indemnification Agreements

In February 2004, MarkWest Hydrocarbon entered into Indemnification Agreements with certain directors and officers (“Indemnitees”).  By the terms of the Indemnification Agreement, the Company shall indemnify Indemnitees to the fullest extent permitted by law against all expenses and liabilities (as defined in the Indemnification Agreement) if Indemnitees were or are, or are threatened to be made a party to, any threatened, pending or completed action, suit, proceeding, or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other and whether brought by or in the right of the Company or otherwise, by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitees are or were a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or are or were serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitees while serving in such capacity.

Non-Competition, Non-Solicitation and Confidentiality Agreement and Severance Plan

Except for Frank Semple, each of our named executive officers is a party to a Non-Competition, Non-Solicitation and Confidentiality Agreement. As a result of signing the Non-Competition, Non-Solicitation and Confidentiality Agreement, the named executive officers are eligible for the MarkWest Hydrocarbon 1997 Severance Plan.  It provides for payment of benefits in the event that (i) the employee terminates his or her employment for “good reason” (as defined), (ii) the employee’s employment is terminated “without cause” (as defined), (iii) the employee’s employment is terminated by reason of death or disability or (iv) the employee voluntarily resigns. In the case of (i), (ii) and (iii) above, the employee shall be entitled to receive base salary and continued medical benefits for a period ranging from six months to twenty-four months, depending upon the employee’s status at the time of the termination. In the case of (iv) above, the employee shall be entitled to receive base salary for a period ranging from one month to six months and continued medical benefits for a period ranging from one month to six months. In either case, the aggregate amount of benefits paid to an employee shall in no event exceed twice the employee’s annual compensation during the year immediately preceding the termination.

Executive Officers

The following table sets forth the cash and non-cash compensation earned for fiscal years 2005, 2004 and 2003 by each person who served as Chief Executive Officer of the Company in 2005 and the four other highest paid officers, whose salary and bonus exceeded $100,000 for services rendered during 2005 (the “Named Executive Officers”).

These salaries and bonuses also include payment for service as officers/directors of the General Partner.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Positions	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Restricted Unit Awards ($) (3)	LTIP Payouts ($) (4)	Other Compensation ($) (5)

Frank M. Semple	2005	$288,462	$143,000	$84,280	$22,634	$20,550
President and Chief Executive Officer	2004	280,385	47,250	108,750	20,500	52,838
	2003	36,346	6,413	279,000	4,800	623

James G. Ivey (6)	2005	$218,846	$60,000	$27,567	$21,661	$18,965
Chief Financial Officer	2004	126,154	5,979	251,500	8,640	37,408
	2003	—	—	—	—	—

Randy S. Nickerson	2005	$188,846	$97,000	$41,088	$9,536	$19,677
Senior Vice President, Corporate Development	2004	181,155	30,625	108,750	5,363	13,686
	2003	164,743	23,515	26,875	10,675	13,193

John C. Mollenkopf	2005	$184,231	$95,000	$41,088	$6,336	$19,400
Sr. Vice President, Southwest Business Unit	2004	180,865	30,625	65,250	6,703	13,426
	2003	144,354	20,684	59,475	11,985	12,331

David L. Young (7)	2005	$181,462	$72,000	$34,717	$7,699	$8,077
Senior Vice President, Northeast Business Unit	2004	161,538	25,521	77,000	4,380	—
	2003	—	—	—	—	—

(1)           Represents actual salary paid in each respective fiscal year for services rendered on behalf of both the Partnership and MarkWest Hydrocarbon.

(2)           Represents actual bonus paid in each respective fiscal year for services rendered on behalf of both the Partnership and MarkWest Hydrocarbon. Bonuses are paid in accordance with provisions of MarkWest Hydrocarbon’s Incentive Compensation Plan.

(3)           Represents the value of the executive officer’s MarkWest Energy Partners restricted unit awards plus the MarkWest Hydrocarbon restricted share awards (calculated by multiplying the closing market price of the corresponding securities on the date of grant by the number of units or shares awarded).  As of December 31, 2005, the named executives held an aggregate of 14,083 restricted units and 5,279 restricted shares with an aggregate market value of $770,205.

(4)           Represents distributions received for restricted units and restricted shares.

(5)           Represents actual MarkWest Hydrocarbon contributions under MarkWest Hydrocarbon’s 401(k) Savings and Profit Sharing Plan.  Included in Mr. Semple’s and Mr. Ivey’s other compensation, in 2004, are relocation payments of $34,453 and $37,408, respectively.

(6)           Mr. Ivey became the Chief Financial Officer on May 25, 2004.

(7)           Mr. Young became the Senior Vice President of the Northeast Business Unit on February 2, 2004.

Option Grants in Last Year

The Company granted no stock options during 2005.

SAR Grants in Last Year

The Company has also entered into arrangements with certain directors and officers of the Company.  These arrangements are referred to as the Participation Plan.  Under the Participation Plan, the Company sells subordinated partnership units of the Partnership and interests in the Partnership’s general partner to employees and directors of the Company under a purchase and sale agreement.  The interests in the general partner are sold with certain put and call provisions that allow the individual to require MarkWest Hydrocarbon to buy back or requires the individual to sell back their interest in the general partner to MarkWest Hydrocarbon.  As the formula used to determine the sale and buy-back price is not based on fair value, coupled with the attributes of the put and call provisions, these transactions are considered compensatory arrangements, similar to a stock appreciation right.  The subordinated partnership units of the Partnership are also sold to the employees and directors at a formula that is not based on fair value.  The subordinated units are sold without any restrictions on transfer.  The Company has established an implied repurchase obligation however, through its pattern of buying back the subordinated units each time an employee or director has left MarkWest Hydrocarbon.  The following table provides information on the potential appreciation of the interests in the Partnership’s general partner that were sold to the Named Executive Officers during the year ended December 31, 2005.  There were no subordinated partnership units sold during 2005.  All interests were sold under the Company’s Participation Plan.  That plan has not been approved by the Stockholders.

Potential realizable value
at assumed annual rates
Individual Grants				of stock price
Percent of General	Percent of			appreciation for SAR
Partner Interest	SARs granted	Exercise or		term
underlying SAR	to employees	base	Expiration		10%	Grant Date
granted (%)	in year	price ($/Sh)(1)	date(2)	5% ($)(2)	($)(2)	Present Value ($)

—		$—	—	$—	$—	$—

(1)           The Company sells interests in the Partnership’s general partner under a variable plan to certain directors and employees of the Company. The interest in the Partnership’s general partner are sold with certain put and call provisions that allow the individual to require MarkWest Hydrocarbon to buy back or requires the individual to sell their interest in the general partner to MarkWest Hydrocarbon.  Specifically, the employees and directors can exercise their put if (1) MarkWest Hydrocarbon or the Partnership’s general partner undergoes a change of control; (2) additional membership interests are issued and if the issuance of additional membership interests, on a pro forma basis, decreases the distributions to all the then existing members; (3) any amendment, alteration or repeal of the provisions of the general partner agreement is undertaken which materially and adversely affects the then existing rights, duties, obligations or restrictions of the employees and directors; or (4) the employee or director (i) becomes totally disabled while a director, officer or employee of the general partner, of MarkWest Hydrocarbon or of any of their affiliates after reaching the age of 60 years.  The employee or his estate has 120 days after the put event to exercise the put under (4) and 30 days after notice to exercise under (1) through (3).  ).  MarkWest Hydrocarbon can exercise its call option if (i) the employee or director ceases to be a director or employee of MarkWest Hydrocarbon or any of its affiliates, or (ii) if there is a change of control of MarkWest or of the Partnership’s general partner.  For the call option based upon a termination of the employment or directorship, MarkWest Hydrocarbon has 12 months following the termination date of the employee or director to exercise its call option.  MarkWest Hydrocarbon has agreed to exempt the general partner interests of three present or former directors from the option to call the interest based upon a termination of employment or directorship.  Additionally, pursuant to the terms of Mr. Semple’s employment agreement with MarkWest Hydrocarbon, 66% of his general partner interest has become exempt from the call option based upon a termination of employment or directorship for other than cause, and the remaining 34% will likewise become exempt after November 1, 2006.  For the call option based upon a change of control of MarkWest or of the Partnership’s general partner, MarkWest Hydrocarbon has 30 days following the change of control to exercise its call option.   As the formula used to determine the sale and buy-back price is not based on an independent third party valuation, coupled with the attributes of the put-and-call provisions, these transactions are considered compensatory arrangements, similar to a stock appreciation right.  As the stock appreciation right is exercised through a callable or puttable event, there is no defined expiration date.

The interests in the Partnership’s general partner are sold without a preset expiration date.  As a result, when calculating the potential realizable value of the appreciation of the award, the Company assumed a 10-year life to be consistent with the terms used on the Company’s other stock based compensation awards.

Aggregated Option Exercises in Last Year and Year-End Option Values

The following table provides information as to options exercised during the year ended December 31, 2005, and the value of outstanding options held by the Named Executive Officers at December 31, 2005.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at End of 2005 (#)		Value of Unexercised In-the- Money Options at End of 2005 (#)
	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Frank M. Semple	—	$—	11,000	11,000	$137,110	$137,110
James G. Ivey	—	—	2,750	8,250	32,652	97,957
Randy S. Nickerson	—	—	3,859	—	53,832	—
John C. Mollenkopf	—	—	7,119	—	102,070	—
David L. Young	—	—	687	2,063	8,201	24,627

(1)           Value based on the difference between the closing price of our common stock, as reported by the American Stock Exchange on December 31, 2005, and the option price per share multiplied by the number of shares subject to the option.

Aggregated SAR Exercises in Last Year and Year-End SAR Values

The following table provides information as to the value of the subordinated partnership units of the Partnership and interests in the Partnership’s general partner held by the Named Executive Officers at December 31, 2005.

We did not buy back any of the subordinated partnership units of the Partnership or interests in the Partnership’s general partner from the Named Executive Officers during the year ended December 31, 2005.

	Percent of General Partner Interest Underlying Unexercised SAR at End of 2005 (%)(1)	Number of Partnership subordinated units Underlying Unexercised SAR at End of 2005 (#)(1)	Value of GP Interest Underlying SAR at End of 2005 ($)(2)	Value of Subordinated Units Underlying SAR at End of 2005 ($)(3)

Frank M. Semple	2.0%	—	$1,630,218	—
James G. Ivey	0.5%	—	407,554	—
Randy S. Nickerson	1.6%	—	1,304174	—
John C. Mollenkopf	1.6%	—	1,304,174	—

(1)           The Company sells subordinated partnership units of the Partnership and interests in the Partnership’s general partner under a variable plan to certain directors and employees of the Company.  These arrangements are referred to as the Participation Plan.  Under the Participation Plan, MarkWest Hydrocarbon sells subordinated partnership units of the Partnership and interests in the Partnership’s general partner to employees and directors of the Company under a purchase and sale agreement.  The interest in the Partnership’s general partner are sold with certain put and call provisions that allow the individual to require MarkWest Hydrocarbon to buy back or requires the individual to sell their interest in the general partner to MarkWest Hydrocarbon.  Specifically, the employees and directors can exercise their put if (1) MarkWest Hydrocarbon or the Partnership’s general partner undergoes a change of control; (2) additional membership interests are issued and if the issuance of additional membership interests, on a pro forma basis, decreases the distributions to all the then existing members; (3) any amendment, alteration or repeal of the provisions of the general partner agreement is undertaken which materially and adversely affects the then existing rights, duties, obligations or restrictions of the employees and directors; or (4) the employee or director (i) becomes totally disabled while a director, officer or employee of the general partner, of MarkWest Hydrocarbon or of any of their affiliates after reaching the age of 60 years.  The employee or his estate has 120 days after the put event to exercise the put under (4) and 30 days after notice to exercise under (1) through (3).  MarkWest Hydrocarbon can exercise its call option if (i) the employee or director ceases to be a director or employee of MarkWest Hydrocarbon or any of its affiliates, or (ii) if there is a change of control of MarkWest or of the Partnership’s general partner.  For the call option based upon a termination of the employment or directorship, MarkWest Hydrocarbon has 12 months following the termination date of the employee or director to exercise its call option.  MarkWest Hydrocarbon has agreed to exempt the general partner interests of three present or former directors from the option to call the interest based upon a termination of employment or directorship.  Additionally, pursuant to the terms of Mr. Semple’s employment agreement with MarkWest Hydrocarbon, 66% of his general partner interest has become exempt from the call option based upon a termination of employment or directorship for other than cause, and the remaining 34% will likewise become exempt after November 1, 2006.  For the call option based upon a change of control of MarkWest or of the Partnership’s general partner, MarkWest Hydrocarbon has 30 days following the change of control to exercise its call option.  As the formula used to determine the sale and buy-back price is not based on an independent third party valuation, coupled with the attributes of the put and call provisions, these transactions are considered compensatory arrangements, similar to a stock appreciation right.  The subordinated partnership units of the Partnership are also sold to the employees and directors at a formula that is not based on an independent third party valuation.  The subordinated units are sold without any restrictions on transfer.  The Company has established an implied repurchase obligation however, through its pattern of buying back the subordinated units each time an employee or director has left MarkWest Hydrocarbon.  The employees’ and directors’ subordinated units converted into MarkWest Energy Partner’s common units on August 15, 2005.

(2)           The value of the executive’s interests in the Partnership’s general partner is measured as the difference in the formula value of the general partner interest, as measured at December 31, 2004, and the amount paid by the executive.  The formula value is the amount MarkWest Hydrocarbon would have to pay the employees and directors to repurchase the Partnership’s general partner interests which is derived from the current market value of the Partnership’s common units, as reported by the American Stock Exchange on December 31, 2004, and the quarterly distributions previously paid by the Partnership.

(3)           The value of the executive’s subordinated partnership units of the Partnership underlying the executive’s is measured as the difference in the market value of the Partnership’s common units, as reported by the American Stock Exchange on December 31, 2004, and the amount paid by the named executive.

Severance Plan

Except for Frank Semple, each of our general partner’s named executive officers is a party to a Non-Competition, Non-Solicitation and Confidentiality Agreement. As a result of signing the Non-Competition, Non-Solicitation and Confidentiality Agreement, the named executive officers are eligible for the MarkWest Hydrocarbon 1997 Severance Plan. The MarkWest Hydrocarbon 1997 Severance Plan provides for payment of benefits in the event that (i) the employee terminates his or her employment for “good reason” (as defined), (ii) the employee’s employment is terminated “without cause” (as defined), (iii) the employee’s employment is terminated by reason of death or disability or (iv) the employee voluntarily resigns. In the case of (i), (ii) and (iii) above, the employee shall be entitled to receive base salary and continued medical benefits for a period ranging from six months to twenty-four months, depending upon the employee’s status at the time of the termination. In the case of (iv) above, the employee shall be entitled to receive base salary for a period ranging from one month to six months and continued medical benefits for a period ranging from one month to six months. In either case, the aggregate amount of benefits paid to an employee shall in no event exceed twice the employee’s annual compensation during the year immediately preceding the termination.

Employment Agreement

Frank M. Semple

Mr. Semple entered into an executive employment agreement with MarkWest Hydrocarbon on November 1, 2003, pursuant to which Mr. Semple serves as MarkWest Hydrocarbon’s President and Chief Executive Officer and pursuant to which the Board of Directors of MarkWest Hydrocarbon appointed Mr. Semple to serve as the President and Chief Executive Officer of the Partnership’s general partner. The employment agreement may be terminated by either Mr. Semple or Markwest Hydrocarbon at any time.

Under the employment agreement, Mr. Semple receives an annual base salary and is entitled to receive benefits for which employees and/or executive officers are generally eligible.  In addition, Mr. Semple was awarded phantom units in the Partnership under the Partnership’s long-term incentive plan and was awarded stock options under the MarkWest Hydrocarbon incentive stock option plan. Mr. Semple also agreed to purchase from MarkWest Hydrocarbon an interest in each of the Partnership’s general partner and the Partnership, subject to certain put and call provisions that allow Mr. Semple to require MarkWest Hydrocarbon to buy back or requires Mr. Semple to sell his interest in the general partner to MarkWest Hydrocarbon upon certain identified events, as further described under the discussion of the Participation Plan above.    Pursuant to the terms of the employment agreement, 66% of the general partner interests have become exempt from the call option based upon a termination of employment or directorship for other than cause, and the remaining 34% will become exempt after November 1, 2006.

Under his employment agreement, in the event Mr. Semple’s employment is terminated without cause, or if he resigns for good reason, he is entitled to severance payments equal to his base salary for a period of thirty-six months. In addition, Mr. Semple is entitled to COBRA benefits for a period of twenty-four months.  In the event Mr. Semple voluntarily resigns, he is entitled to receive severance payments equal to his base salary and COBRA benefits for a period of six months, as consideration for entering into the Non-Competition, Non-Solicitation and Confidentiality Agreement. In the event Mr. Semple is terminated for cause, he shall not be entitled to receive any severance or COBRA benefits.

Reimbursement of Expenses of the General Partner

Prior to December 31, 2003, the General Partner did not receive any management fee or other compensation for its management of the Partnership.  The General Partner and its affiliates were reimbursed for expenses incurred on behalf of the Partnership.  These allocable expenses include the costs of employee, officer and director compensation and benefits properly allocable to the Partnership, and all other expenses necessary or appropriate to the conduct of the business.

Effective January 1, 2004, MarkWest Hydrocarbon entered into a Services Agreement for the management of the Partnership’s day-to-day operations and administration.  For such management services, MarkWest Hydrocarbon will receive a $5,000 annual management fee.  The General Partner and its affiliates will continue to be reimbursed for expenses incurred on behalf of the Partnership.

Compensation Committee Interlocks and Insider Participation

Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Ms. Mounsey and Mr. Wallace were members of the Company’s Compensation Committee during the year ended December 31, 2005.  There are no Compensation Committee interlocks, and none of the Compensation Committee members during the last year have been, at any time, an officer or employee of the registrant or any of its subsidiaries.

Equity Compensation Plan Information

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about the shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans, including the 1996 Plan and Non-Employee Director Plan as of December 31, 2005.  We do not have equity plans that have not received stockholder approval.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	114,007	$8.28	213,871
Equity compensation plans not approved by security holders	—	—	—

Total	114,007	$8.28	213,871

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

MarkWest Hydrocarbon, Inc.

The following table sets forth certain information as of March 31, 2006, regarding the beneficial ownership of our common stock held by beneficial owners of 5% or more of common stock, by each director, by each Named Executive Officer and by all of the directors and officers of the Company as a group.  The number of shares beneficially owned includes those acquirable within 60 days of March 31, 2006.

Stockholder (1)	Total Shares Beneficially Owned (2)	Percent of Total Shares (3)

John M. Fox (4)	4,992,346	42.9%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109 (5)	444,750	4.1%
Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 (6)	862,046	8.0%
Richard A. Kayne 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 (6)	862,046	8.0%
Michael L. Beatty	—	*
Donald C. Heppermann	18,925	*
William A. Kellstrom	18,110	*
Anne E. Mounsey	10,798	*
Karen L. Rogers	12,270	*
William F. Wallace	2,367	*
Donald D. Wolf	22,680	*
Frank M. Semple	18,039	*
C. Corwin Bromley	636	*
James G. Ivey	2,987	*
Nancy K. Masten	—	*
John C. Mollenkopf	8,020	*
Randy S. Nickerson	11,130	*
Richard A. Ostberg	—	*
Andrew L. Schroeder	2,418	*
David L. Young	1,613	*
All directors and executive officers as a group (17 persons)	5,122,339	47.4%

*              Indicates less than 1.0%.

(1)           Unless otherwise noted, the address for the stockholder listed is c/o MarkWest Hydrocarbon, Inc., 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000.

(2)           For executive officers, the numbers include interests in shares held in employee benefit plans.  Unless otherwise indicated, the directors and Named Executive Officers have sole voting and dispositive power over the shares listed above, other than shared rights created under joint tenancy or marital property laws as between the directors or named executive officers and their respective spouses.

(3)           All percentages have been determined at March 31, 2006, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or group has the right to acquire within sixty days after March 31, 2006. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or group has the right to acquire within sixty days after March 31, 2006, is deemed to be outstanding for the purpose of computing the percentage ownership of such person or group. At March 31, 2006, a total of 10,802,488 shares were outstanding. Options to acquire a total of 83,270 shares of common stock were exercisable within sixty days.

(4)           Includes an aggregate of (i) 4,509,443 shares owned directly by MWHC Holding, Inc., an entity controlled by Mr. Fox, of which Mr. Fox is also considered a beneficial owner (Mr. Fox has an indirect pecuniary interest in the MWHC shares); (ii) 73,864 shares held in the aggregate in the Brian T. Crabtree Trust for which Mr. Fox is the Trustee; and (iii) 112,941 shares held by the MaggieGeorge Foundation, for which certain family members of Mr. Fox are directors.  Mr. Fox disclaims beneficial ownership of the shares held in the MaggieGeorge Foundation within the meaning of Rule 13d-3 under the Exchange Act.

(5)           Information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by Wellington Management Company, LLP (“Wellington”), on February 14, 2006, with respect to shares held as of December 31, 2005. The Schedule 13G indicates that Wellington has shared voting power with respect to 342,650 shares and shared dispositive power with respect to 444,750.

(6)           Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne, on February 9, 2006, with respect to shares held as of December 31, 2005. The Schedule 13G indicates that Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne have shared voting power and dispositive power with respect to 862,046 shares.  The reported shares are owned by investment accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Capital Advisors, L.P., as a registered investment advisor.  Kayne Anderson Capital Advisors, L.P. is the general partner of the limited partnerships and investment adviser to the other accounts.  Richard A. Kayne is the controlling shareholder of the corporate owner of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P.  Mr. Kayne is also a limited partner of each of the limited partnerships and a shareholder of the registered investment company.  Kayne Anderson Capital Advisors, L.P. disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships.  Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him or attributable to him by virtue of his limited partnership interests in the limited partnerships, his indirect interest in the interest of Kayne Anderson Capital Advisors, L.P. in the limited partnership, and his ownership of common stock of the registered investment company.

MarkWest Energy GP, L.L.C.

The following table sets forth the beneficial ownership of the Partnership’s general partner as of March 31, 2006, held by MarkWest Hydrocarbon, the directors of MarkWest Energy’s general partner, each named executive officer and by all directors and officers of as a group.

Name of Beneficial Owner	Percentage of Limited Liability Company Interests Owned
MarkWest Hydrocarbon, Inc.	89.2%
John M. Fox (1)	90.8
Frank M. Semple	2.0
James G. Ivey	0.5
Randy S. Nickerson	1.6
John C. Mollenkopf	1.6
David L. Young	—
Keith E. Bailey	—
Donald C. Heppermann	1.0
William A. Kellstrom	—
William P. Nicolletti	—
Charles K. Dempster	—
Other Executive Officers	0.5
Others(2)	2.0
All directors and executive officers as a group (17 persons)	98.0

(1)           Includes a 1.6% ownership interest held directly by Mr. Fox and an 89.2% ownership interest held by MarkWest Hydrocarbon. As of December 31, 2005, Mr. Fox beneficially owned approximately 43% of the voting securities of MarkWest Hydrocarbon. Mr. Fox currently serves as MarkWest Hydrocarbon’s Chairman of the Board. Mr. Fox resigned as President of MarkWest Hydrocarbon effective November 1, 2003, and as Chief Executive Officer effective January 1, 2004. As a result, Mr. Fox may be deemed to be the beneficial owner of the ownership interests owned by MarkWest Hydrocarbon.

(2)           Includes ownership interests held by a former executive and two key employees.

MarkWest Energy Partners, L.P.

The following table sets forth the beneficial ownership of units as of March 31, 2006, held by beneficial owners of 5% or more of the units; by directors of our general partner; by each named executive officer listed in the summary compensation table included in this Form 10-K; and by all directors and officers of our general partner as a group.

Name of Beneficial Owner	Common Units Beneficially Owned(1)	Percentage of Common Units Beneficially Owned	Subordinated Units Beneficially Owned	Percentage of Subordinated Units Beneficially Owned		Percentage of Total Units Beneficially Owned
MarkWest Energy, GP, L.L.C. (2)	—	—	—	—		—
MarkWest Hydrocarbon, Inc. (3)	836,162	7.5%	1,633,334	90.7%		19.2%
John M. Fox (4)	880,893	8.0%	1,637,384	91.0%		19.6%
Kayne Anderson Capital Advisors, L.P. (5)	1,670,380	15.1%	—	—		13.0%
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
Richard A. Kayne (5)	1,670,380	15.1%	—	—		13.0%
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
Tortoise Capital Advisors, L.L.C. (6)	966,704	8.7%	—	—		7.5%
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
Tortoise Energy Infrastructure Corporation (6)	805,810	7.3%	—	—		6.3%
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
Tortoise MWEP, L.P.	—	—	166,666	9.3%		1.3%
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
Frank M. Semple (2)	13,734	*	—		*	—
James G. Ivey (2)	3,151	*	—	—		*
Randy S. Nickerson (2)	12,495	*	—		*	—
John C. Mollenkopf (2)	7,936	*	—		*	—
David L. Young (2)	136	*	—	—		*
Keith E. Bailey (2)	5,000	*	—	—		*
Donald C. Heppermann (2)	11,667	*	—		*	*
William A. Kellstrom (2)	4,042	*	—	—		*
William P. Nicoletti (2)	3,542	*	—	—		*
Charles K. Dempster	1,042	*	—	—		*
All directors and executive officers as a group (17 persons)	946,227	8.5%	1,637,384	91.0%		20.1%

*              Indicates less than 1%

(1)           Beneficial ownership for the purposes of the foregoing table is defined by Rule 13 d-3 under the Securities Exchange Act of 1934. Under that rule, a person is generally considered to be the beneficial owner of a security if he has or shares the power to vote or direct the voting thereof (“Voting Power”) or to dispose or direct the disposition thereof (“Investment Power”) or has the right to acquire either of those powers within sixty (60) days.

(2)           The address of each of these entities and individuals is 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112.

(3)           Includes securities owned directly and indirectly through subsidiaries.

(4)           Includes 1,633,334 subordinated units owned by MarkWest Hydrocarbon and its subsidiaries, and approximately 4,050 subordinated units owned by Tortoise MWEP, L.P. in which Mr. Fox owns an equity interest. As of March 31, 2006, Mr. Fox beneficially owned approximately 43% of the voting securities of MarkWest Hydrocarbon. Mr. Fox currently serves as MarkWest Hydrocarbon’s Chairman of the Board. Mr. Fox resigned as President of MarkWest Hydrocarbon effective November 1, 2003, and as Chief Executive Officer effective January 1, 2004. As a result, Mr. Fox may be deemed to be the beneficial owner of the subordinated units owned by MarkWest Hydrocarbon.

(5)           Information is based solely upon a Schedule 13G filed with the Securities and Exchange Commission by Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne, on February 9, 2006, with respect to units held as of December 31, 2005. The Schedule 13G indicated that Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne have shared voting power and dispositive power with respect to 1,670,380 units. The reported units are owned by investment accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Capital Advisors, L.P., as a registered investment advisor. Kayne Anderson Capital Advisors, L.P. is the general partner of the limited partnership and investment advisor to the other accounts. Richard A. Kayne is the controlling shareholder of the corporate owner of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Mr. Kayne is also a limited partner of each of the limited partnerships and a shareholder of the registered investment company. Kayne Anderson Capital Advisors, L.P. disclaims beneficial ownership of the units reported, except those units attributable to it by virtue of its general partner interests in the limited partnerships. Mr. Kayne disclaims beneficial ownership of the units reported, except those units held by him or attributable to him by virtue of his limited partnership interests in the limited partnerships, his direct interest in the interest of Kayne Anderson Capital Advisors, L.P. in the limited partnership, and his ownership of the common units of the registered investment company.

(6)           Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Tortoise Capital Advisors L.L.C. (“TCA”) and Tortoise Energy Infrastructure Corporation (“TYG”), a closed-end investment company on February 10, 2006.  The Schedule 13G indicates that TCA acts as an investment advisor to TYG and that TCA, by virtue of an Investment Advisory Agreement with TYG, has all investment and voting power over securities owned of record by TYG. Despite its delegation of investment and voting power to the TCA, however, TYG may be deemed to be the beneficial owner under Rule 13d-3 of the Securities and Exchange Act of 1940, of the securities it owns of record because it has the right to acquire investment and voting power through termination of the Investment Advisory Agreement. Thus, TCA and TYG have reported that they share voting power and accounts. Under contractual agreements with individual account holders, TCA, with respect to the securities held in managed accounts, shares investment and voting power with certain account holders, and has no voting power but shares investment power with certain other account holders. TCA may be deemed the beneficial owner of the securities covered by beneficial interest in such shares.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock for the period from December 31, 1999, through December 31, 2005, with the cumulative total return on the S&P 500 Index, the Dow Jones Energy Index and an index of peer companies.  Each company in the peer group is publicly traded, generates a portion of its total revenue from the gathering, processing and marketing of NGLs, or is commonly included by equity analysts in our peer group.

(a) Comprised of Crosstex Energy, Inc., Kinder Morgan, Inc. and TransMontaigne, Inc.

Source: FactSet Research Systems and Bloomberg.

	December 31,
	1999	2000	2001	2002	2003	2004	2005
MarkWest Hydrocarbon, Inc.	$100.00	$173.08	$98.46	$87.69	$190.89	$331.35	$427.41
Peer Group (a)	$100.00	$149.40	$177.85	$139.57	$164.60	$229.93	$307.09
Dow Jones Energy Index	$100.00	$116.78	$141.34	$123.93	$107.07	$136.11	$245.32
S&P 500 Index	$100.00	$89.86	$78.14	$59.88	$75.68	$82.49	$84.96

Source:  FactSet Research Systems and Bloomberg.

PROPOSALS FOR THE NEXT ANNUAL MEETING

We intend to hold our 2007 annual meeting in June of 2007, consistent with our Bylaws.  Any proposal by a stockholder to be presented at the 2007 annual meeting must be received at our principal executive offices at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, no later than January 12, 2007.  Stockholder proposals for the 2007 annual meeting that are submitted on or before March 14, 2007, may, at our discretion, be voted on at the 2007 annual meeting.  All proposals received after March 15, 2007, will be considered untimely.

By Order of the Board of Directors,

C. Corwin Bromley
Secretary

Dated:  May 1, 2006

INDEX OF EXHIBITS

Appendix “A”      MarkWest Hydrocarbon, Inc. 2006 Stock Incentive Plan.

APPENDIX A

MARKWEST HYDROCARBON, INC.

2006 STOCK INCENTIVE PLAN

Section 1.              Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting, retaining and motivating persons performing services for the Company and its Affiliates, including the services of experienced and knowledgeable independent directors of the Company, and by motivating such persons to contribute to the growth and profitability of the Company.

Section 2.              Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall include all entities with which the Company would be considered a “single employer” under Code Section 414(b) or (c), except that “50 percent” shall be substituted for “80 percent” (i) in applying Code Sections 1563(a)(1), (2) and (3) (for purposes of determining a controlled group of corporations under Code Section 414(b)), and (ii) in applying Treasury Regulations Section 1.414(c)-2 (for purposes of determining trades or businesses that are under common control under Code Section 414(c)).

(b)           “Award” means any Option, Stock Appreciation Right, or Restricted Stock granted under the Plan.

(c)           “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)            “Committee” means a committee of the Board designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board.

(g)           “Company” means MarkWest Hydrocarbon, Inc., a Delaware corporation, and any successor corporation.

(h)           “Dividend Equivalent” means any right granted under Section 6(d) of the Plan.

(i)            “Disability” means the permanent and total disability of the Participant, within the meaning of Code Section 22(e)(3).

(j)            “Effective Date” means July 1, 2006.

(k)           “Eligible Person” means any employee or officer of the Company or any Affiliate, or any director of the Company or any Affiliate (including directors who are not employed by the Company or any Affiliate), who the Committee determines to be an Eligible Person.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value of Shares will be determined on a reasonable basis using actual transactions in such Shares as reported on an established securities market and consistently applied in accordance with the final regulations or other guidance issued under Code Section 409A.

(n)           “Incentive Stock Option” means an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Code Section 422 or any successor provision.

(o)           “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)           “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(q)           “Participant” means an Eligible Person who has been granted an Award under the Plan.

(r)            “Person” means any individual, corporation, partnership, association or trust.

(s)           “Plan” means this 2006 Stock Incentive Plan, as amended from time to time.

(t)            “Prior Plan” means the MarkWest Hydrocarbon, Inc. 1996 Stock Incentive Plan.

(u)           “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

(v)           “Rule 16b-3” means Rule 16b-3 promulgated by the Exchange Act, or any successor rule or regulation.

(w)          “Securities Act” means the Securities Act of 1933, as amended.

(x)            “Service” means a Participant’s employment or service with the Company or an Affiliate, whether in the capacity of an employee or a non-employee director.  A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Company or Affiliate for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of

2

absence approved by the Company.  However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Non-Qualified Stock Option, unless the Participant’s right to return to Service with the Company or an Affiliate is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(y)           “Share” means a share of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(z)            “Stock Appreciation Right” or “SAR” means any right granted under Section 6(b) of the Plan.

(aa)         “Termination for Cause” means, with respect to any Participant, the termination of such Participant on account of “cause” as such term is defined in the Award Agreement and, if no such definition is included in the Award Agreement, the definition of “cause” shall be that definition provided in an effective employment agreement between the Participant and the Company and, if no such effective employment agreement exists or no such definition is included in the employment agreement, “cause” shall include without limitation (i) the Participant’s felony conviction for fraud, misappropriation of Company funds, or embezzlement; (ii) the willful and unreasonable refusal by the Participant to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity; or (iii) the Participant’s violation of any code of conduct, code of ethics, employment policies, or provisions of an employee handbook or other published policy (whether disseminated in writing to employees or via a website or other publication) of the Company which is applicable to the Participant, as in effect from time to time. Whether a termination is for “cause” will be determined solely by the Committee in its sole discretion.  Notwithstanding the above, if evidence of “cause” is acquired after any termination that originally was not a Termination for Cause, the termination may, in the discretion of the Committee, be treated as a Termination for Cause for purposes of this Plan.

Section 3.              Administration.

(a)           Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated

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in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.  In exercising its authority pursuant to the Plan, the Committee shall adhere to all provisions of the Code as are applicable to the grant, issuance and exercise of any Award.

(b)           Administration with Respect to Insiders.  With respect to participation by officers and directors of the Company, and any other person whose transactions in Shares are subject to Section 16 of the Exchange Act, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act.

(c)           Administration Complying with Code Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Code Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Code Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that otherwise would exceed the limit on employee remuneration deductible for income tax purposes pursuant to Code Section 162(m).

(d)           Delegation.  Subject to the provisions set forth above, the Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

(e)           Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company or any Affiliate, members of the Board or the Committee and any officers or employees of the Company or any Affiliate to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them

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may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same

Section 4.              Shares Available for Awards.

(a)           Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 1,000,000 which includes those Shares available as of the Effective Date under the Prior Plan.  To the extent any Award under this Plan is exercised or cashed out or terminates or expires or is forfeited without a payment being made to the Participant in the form of Shares, the shares subject to such Award that were not so paid, if any, shall again be available for distribution in connection with Awards under the Plan.  If a SAR is exercised, only the number of Shares issued, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.  Any Shares that are used by a Participant as full or partial payment of withholding or other taxes or as payment for the exercise price of an Award under the Plan shall be available for distribution in connection with Awards under the Plan.

(b)           Shares Under Prior Plan.  Except as otherwise provided herein, any Award made under the Prior Plan before the expiration of such Prior Plan shall continue to be subject to the terms and conditions of such Prior Plan and the applicable Award Agreement.

(c)           Adjustments.

(i)            In the event of any merger, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, combination, repurchase or exchange of shares, issuance of rights or warrants or other similar transaction or event affecting the Shares, the Committee is authorized to make such adjustments or substitutions with respect to the Plan and to Awards granted thereunder as it deems appropriate to reflect the occurrence of such event, including, but not limited to, adjustments (1) to the aggregate number and kind of securities reserved for issuance under the Plan, (2) to the Award limits set forth in Section 5(c), and (3) to the number and kind of securities subject to outstanding Awards and, if applicable, the grant or exercise price of outstanding Awards.

(ii)           In connection with a spin-off or similar corporate transaction, the adjustments described in this Section 4(c) may include, but are not limited to, the assumption of the Award or the substitution of comparable Stock Options to purchase the stock of another entity or Stock Appreciation Rights reflecting the securities of another entity, which may be settled in the form of cash, Shares, stock of such other entity, or other securities or property, as

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determined by the Committee; and, in the event of such a substitution, references in this Plan and in the applicable Award agreement thereunder to “Shares” shall be deemed to also refer to the securities of the other entity where appropriate.

(iii)          Notwithstanding the above, the number of Shares covered by any Award or to which such Award relates always shall be a whole number.

Section 5.              Eligibility.

(a)           Designation of Participants.  Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Eligibility in accordance with this Section shall not entitle any person to be granted an Award or, having been granted an Award, to be granted an additional Award.

(b)           Incentive Stock Option Limitations.

(i)            Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an employee of the Company or a “subsidiary corporation” of the Company within the meaning of Code Section 424(f) (each being an “ISO-Qualifying Corporation”).  Any person who is not an employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Non-Qualified Stock Option.  An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences employment with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.

(ii)           Fair Market Value Limitation.  As required by Code Section 422, to the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for Shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Non-Qualified Stock Options.  For purposes of this Section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Shares shall be determined as of the time the Option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Non-Qualified Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive

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Stock Option portion of the Option first.  Upon exercise, Shares issued pursuant to each such portion shall be separately identified.

(c)           Award Limitations.

(i)            Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4(c), the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall be that number of Shares set forth in Section 4(a).

(ii)           Code Section 162(m) Award Limits.  The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Code Section 162(m).  Subject to adjustment as provided in Section 4(c), no employee shall be granted within any fiscal year of the Company one or more Awards which in the aggregate are for more than 75,000 Shares.

Section 6.              Awards.

(a)           Options.  The Committee hereby is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Exercise Price.  The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that (1) the exercise price per Share shall not be less than the Fair Market Value of a Share on the effective date of grant of the Option and (2) no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, within the meaning of Code Section 422 (a “10% Owner”), shall have an exercise price per Share less than 110% of the Fair Market Value of a Share on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Code Section 424(a).

(ii)           Time of Exercise and Option Term.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (1) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (2) no Incentive Stock Option granted to a 10% Owner (as defined in Section 6(a)(i) above) shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.

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(iii)          Method of Exercise.

(1)           Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of Shares being purchased pursuant to any Option shall be made (I) in cash, by check or in cash equivalent, (II) by tender to the Company, or attestation to the ownership, of Shares owned by the Participant having a Fair Market Value not less than the exercise price, (III) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares being acquired upon the exercise of the Option (a “Cashless Exercise”), (IV) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (V) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(2)           Limitations on Forms of Consideration.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(iv)          Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(1)           Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(2)           Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or

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other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(3)           Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or a Termination for Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(4)           Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented by the provisions of Section 8 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(5)           Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth above of Shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (I) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (II) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (III) the Option Expiration Date.

(6)           Forfeiture Upon Termination for Cause.  Notwithstanding any other provision of this Plan, if a Participant’s Service terminates in a Termination for Cause, any Options held by the Participant as of the date of such termination, whether or not vested, shall be canceled and the Participant shall have no further interest in such Options.

(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant SARs to Participants subject to the terms of the Plan and any applicable Award Agreement; provided that a SAR may not be granted in tandem with any Option.

(i)            Terms of SAR.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR shall be as determined by the Committee; provided that no SAR shall be exercisable after the expiration of ten (10) years after the effective date of the grant of the SAR.  The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.

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(ii)           Exercise of SAR.  A SAR granted under the Plan confers on the holder a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR.  Payment of such amount shall be made in cash, Shares, other property, or any combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR.  The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments.  When payment is to be made in Shares, the number of Shares to be issued shall be determined on the basis of the Fair Market Value of a Share on the date of exercise of the SAR.

(iii)          Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided in the Award Agreement, a SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with Section 6(a) (treating the SAR as if it were an Option) and thereafter shall terminate.

(iv)          Forfeiture Upon Termination for Cause.  Notwithstanding any other provision of this Plan, if a Participant’s Service terminates in a Termination for Cause, any SARs held by the Participant as of the date of such termination, whether or not vested, shall be canceled and the Participant shall have no further interest in such SARs.

(c)           Restricted Stock.  The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Restrictions.  Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)           Stock Certificates.  Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii)          Forfeiture; Delivery of Shares.  Except as otherwise determined by the Committee, upon termination of Service (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company,

10

waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.  Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

(iv)          Forfeiture Upon Termination for Cause.  Notwithstanding any other provision of this Plan, if a Participant’s Service terminates in a Termination for Cause, any Shares of Restricted Stock held by the Participant as of the date of such termination, to the extent not vested, shall be canceled and the Participant shall have no further interest in such Shares of Restricted Stock.

(d)           Dividend Equivalents.  The Committee hereby is authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) in an amount equal to the cash dividends paid by the Company on one Share for each Share represented by an Award held by such Participant.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(i)            Grant of Dividend Equivalents.  Payment of Dividend Equivalents shall be made only with respect to Awards upon which the Dividend Equivalent has been granted, shall be made only through the date on which Shares are vested (with respect to Restricted Shares) or are issued (with respect to Options and SARs), and shall be paid only if the Participant is in Service on the date the dividend is declared.

(ii)           Time of Payment.  Payment of Dividend Equivalents shall be made in one lump sum within a reasonable period of time after the cash dividend has been declared by the Company, but not later than March 15th of the calendar year following the calendar year in which the dividend is paid.

(e)           General.

(i)            No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan.  Awards granted in addition to other Awards or in addition to awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon

11

the death of the Participant.  Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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Section 7.              Compliance with Securities Laws.

The grant of Awards and the issuance of Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Shares then may be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the Shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the Shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Section 8.              Amendment and Termination; Adjustments.

(a)           Amendments to the Plan.  The Board may amend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would (i) decrease the grant or exercise price of any Option or SAR to less than the Fair Market Value on the date of grant (except as contemplated by Section 4(c)), or (ii) increase the total number of Shares that may be distributed under the Plan.  Except as set forth in any Award Agreement or as necessary to comply with applicable law or to avoid adverse tax consequences to some or all Plan Participants, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient’s consent.

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(b)           Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c)           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable.

Section 9.              Income Tax Withholding.

                In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10.            General Provisions.

(a)           No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

(c)           Deferral of Awards.  Solely to the extent permitted by the Committee in the Award Agreement and solely to the extent permitted by Code Section 409A and the final regulations and other guidance issued thereunder (including preserving the exceptions from Code Section 409A for Options and SARs), a Participant may be permitted to elect to defer the receipt of Options, SARs and Shares of Restricted Stock pursuant to procedures established by the Committee.

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(d)           No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)           No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)            Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Colorado.

(g)           Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)           No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)            No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)            Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.            Effective Date of the Plan.

The Plan shall be effective as of the Effective Date, subject to approval by the stockholders of the Company within one year thereafter.

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Section 12.            Term of the Plan.

Unless the Plan shall have been discontinued or terminated as provided in Section 9(a), the Plan shall terminate on the tenth anniversary of the Effective Date.  No Award shall be granted after the termination of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Section 13.            Code Section 409A.

This Plan is intended to comply with Code Section 409A, including the exceptions available under Code Section 409A, and will be interpreted in a manner consistent with Code Section 409A.  To the extent that the Board determines that a Participant would be subject to the additional 20% tax imposed pursuant to Code Section 409A as a result of any provision of any Award, such provision shall be deemed amended to the minimum extent necessary to eliminate or minimize such additional tax.  The Board shall determine the nature and scope of such amendment in its discretion.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MARKW1	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

MARKWEST HYDROCARBON, INC.

Vote On Directors

1.	ELECTION OF CLASS I DIRECTORS					For	Withhold	For All	To withhold authority to vote, mark “For All Except”
	Nominees:	01) Donald C. Heppermann 02) Anne E. Mounsey				All	All	Except	and write the name of the nominee(s) to be withheld on the line below.
		03) Karen L. Rogers				☐	☐	☐

			For	Against	Abstain

Vote On Proposals

2.	Approval of the 2006 Stock Incentive Plan.		☐	☐	☐	4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
3.	Ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006.		☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all of the above items.

Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)		Date

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THIS PROXY IS SOLICITED ON BEHALF
PROXY	OF THE BOARD OF DIRECTORS

MARKWEST HYDROCARBON, INC.
155 Inverness Drive West, Suite 200
Englewood, Colorado 80112-5000

The undersigned shareholder of MarkWest Hydrocarbon, Inc. (the “Company”), having duly received the Notice of Annual Meeting and Proxy Statement dated May 10, 2006, hereby appoints Andrew L. Schroeder and James G. Ivey as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 15, 2006, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000 at 10:00 a.m. MDT, and any adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE OTHER SIDE

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.